UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2019

Date of reporting period:  August 31, 2019

Item 1. Reports to Stockholders.
Annual Report  |  August 31, 2019
Performance Trust Strategic Bond
Fund (Symbols: PTIAX, PTAOX, PTCOX) and
Performance Trust Municipal Bond
Fund (Symbols: PTIMX, PTRMX)
© 2019 PT Asset Management, LLC. All Rights Reserved.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Funds at 1-877-738-9095.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Funds, you can call the Funds at 1-877-738-9095 to request that you continue to receive paper copies of your shareholder reports.

Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Performance Trust Funds you hold.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

Performance Trust Strategic Bond Fund (PTIAX, PTAOX, PTCOX) Annual Management’s
Discussion of Fund Performance:  9/01/2018-8/31/2019

Over the past fiscal year ended August 31, 2019, Performance Trust Strategic Bond Fund – Institutional Class (“PTIAX” or the “Fund”) posted a return of 8.79% compared to 10.17% for the Bloomberg Barclays Aggregate Bond Index. The Morningstar Multisector Bond Fund category returned 6.79% for the same period.

The biggest story in the fixed-income world over the last year has been the dramatic decline in U.S. Treasury rates and the partial inversion of the yield curve. The chart below shows the Treasury yield curve from the beginning of the period and the end.

Treasury Yield Curve

It is unusual for the yield on a 3-month Treasury bill to exceed the yield on a 10-year Treasury as is currently the case. This type of inversion occurred most recently in 2000 and 2006 prior to the previous two U.S. recessions. The Federal Reserve (“Fed”) abruptly ended its interest rate hiking cycle that took the Fed Funds rate from 0.25% to 2.50% from December 2015 to December 2018. The Fed also delivered its first reduction to its Fed Funds rate since 2008, reducing the target rate in July 2019 by 25 basis points (bps) to 2.25%. The Fed cited uncertainties due to trade conflicts, slowing global growth, and below-target inflation as rationale for the interest rate cut.

By ending its hiking cycle in early 2019, the Fed was likely also responding to the fairly significant tightening of financial conditions that occurred during Q4 2018. During Q4 2018, risk assets suffered as the benchmark S&P 500 Index was down approximately 14% and credit spreads widened. Since the Fed’s dovish shift in January 2019, risk assets have stabilized and credit spreads have normalized. Largely as a result of the Fed’s actions, credit spreads, while somewhat wider, are not meaningfully different than when the fiscal year began in September 2018.

Yields on both the 7-year Treasury and 10-year Treasury fell by approximately 136 basis points during the year, outperforming both the front end and long end of the Treasury curve.  The 2-year Treasury and 30-year Treasury yields fell approximately 112 bps and 106 bps, respectively, during the year.

As a result of the strong performance of intermediate Treasuries and the stable spread environment, the past year was a goldilocks scenario for the Bloomberg Barclays Aggregate Bond Index. The large allocation of the index to Treasury securities did extremely well due to the significant decline in interest rates. Furthermore, the large allocation to investment grade corporate bonds within the index largely priced off of the intermediate part of the Treasury curve and since spreads have been stable, corporate bonds also benefitted from the decline in interest rates. The performance of Agency mortgage-back securities (MBS) within the index did not perform quite as well as the duration of MBS has been falling as interest rates declined and prepayments picked up.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

While it is disappointing to return less than the Bloomberg Barclays Aggregate Bond Index, we are pleased that the Fund’s underperformance was not more pronounced. It was our longer duration assets that continued to “keep us in the game.” As is often the case in declining interest rate environments, one of our best performing sectors was municipal bonds. Municipal bonds have long been our preferred way to play offense. By that, we mean bonds that will perform well if interest rates should fall. The corporate and municipal bonds in the portfolio tend to be high credit quality assets, pricing off of the middle to long end of the yield curve, and are anticipated to perform relatively well in an environment where economic growth weakens or if interest rates decline. The portion of our commercial mortgage-backed securities (CMBS) that is AAA-rated and priced off the intermediate part of the Treasury curve also provided interest rate offense and performed well this year.

We typically look to our structured credit sectors in aiming to provide interest rate defense. By that, we mean bonds that will perform relatively well if interest rates should rise. These kinds of bonds carry reasonably high yields, often price off the shorter end of the yield curve, and have exhibited a resiliency to changes in interest rates. Structured credit, which includes residential mortgage-backed securities (RMBS), CMBS, collateralized loan obligations (CLOs), and asset-backed securities (ABS), largely drove this year’s underperformance of the Fund compared to the Bloomberg Barclays Aggregate Bond Index. These sectors helped contribute to the outperformance of the Fund compared to the Bloomberg Barclays Aggregate Bond Index in the fiscal year ended August 31, 2018 when interest rates rose significantly, but had the opposite impact this year when interest rates fell.

The table below shows a general breakdown of the portfolio at the beginning and end of the period.

PTIAX Allocations
	8/31/18	8/31/19
Non-agency RMBS	32.53%	25.26%
CLOs	2.20%	4.53%
CMBS	19.75%	23.96%
ABS	0.36%	5.87%
Structured Credit	54.84%	59.62%
Cash	2.84%	2.84%
Treasuries	3.17%	4.07%
Investment Grade Corporates	9.10%	7.23%
High Yield	0.13%	0.07%
Taxable Munis	17.68%	20.33%
Tax-Exempt Munis	12.25%	5.84%

During the year, we continued to reduce our exposure to Tax-Exempt Munis as interest rates fell and the relative attractiveness versus taxable bonds diminished. This exposure was primarily reallocated to Taxable Munis and AAA-rated CMBS, which we believe offer a relatively more attractive way of taking interest rate risk.

The other notable change was a fairly significant move into ABS bonds. The ABS portfolio is primarily made up of AAA-rated securities that have weighted average lives of less than two years. As interest rates continued to fall during the year and with the yield curve inversion intensifying as the year progressed, ABS pricing off of the very front of the Treasury curve became increasingly attractive.  Much of the increase in ABS was at the expense of the Non-agency RMBS portfolio. Non-agency RMBS still represent an attractive risk reward and are still one of our favorite sectors, especially in this low rate environment. However, as all in yields continue to drift down, we believe it is prudent to add to other sectors that we believe offer compelling relative value, are relatively insensitive to interest rate movements, and add diversity.

Looking Forward
In an environment where 10-Year Treasuries offer a similar yield as 2-Year Treasuries, taking efficient interest rate risk becomes much more difficult. We continue to believe that a barbell strategy, combining very short bonds with longer assets, is likely to be more effective than owning bonds in the belly of the curve. We will likely continue to take our interest rate risk in longer Taxable Munis, Investment Grade Corporates, and CMBS and combine those longer duration sectors with less interest rate sensitive structured credit sectors.

As a total return bond fund, we seek to position ourselves in the most undervalued fixed-income securities we can find, consistent with the need for proper diversification and liquidity. To identify such opportunities, we find scenario analysis (over roughly a three-year investment horizon) to be more valuable than rate or market forecasting. We call this methodology Shape Management®, and we attribute our historical performance largely to our allocation decisions.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

Performance Trust Municipal Bond Fund (PTIMX, PTRMX) Annual Management’s
Discussion of Fund Performance:  9/01/2018-8/31/2019

Over the twelve month period ended August 31, 2019, Performance Trust Municipal Bond Fund – Institutional Class (“PTIMX” or the “Fund”) returned 10.31%, outperforming the Bloomberg Barclays Municipal Bond Index (“Index”) return of 8.72% by 1.59%. PTIMX’s absolute performance was supported by falling interest rates over the course of the year.  Municipal bond rates fell by roughly 1.20% across the yield curve, boosting bond prices across the market. PTIMX’s outperformance relative to the Index can be attributed to three primary Fund characteristics. First, PTIMX benefitted more than the Index from falling rates with a duration of 6.2 years relative to the Index duration of 5.0 years. Second, PTIMX benefitted from curve positioning in the 15- to 20-year maturities (43% exposure), the area of the curve where rates fell by the most and an area of the curve that bonds continue to roll the slope of the yield curve. Finally, we added exposure to taxable bonds (6.8% exposure), which outperformed tax exempt bonds in the short and intermediate areas of the curve.

Rates began their decent in November as the U.S. stock market plunged due to trade tensions and because of a fourth rate increase delivered by the Federal Reserve in 2018 (December). On again-off again trade talks, new tariffs, slowing global growth, a yield curve inversion and the anticipation of continued Federal Reserve support (including a rate cut that came in July) provided enough ammunition to maintain the rally though the course of the year. Further fueling the rally in municipal bonds was record inflows into municipal bond funds that began at the beginning of 2019 and topped $60 billion year-to-date. Additionally, the limited amount of new issue supply was not enough to absorb the large amount of bonds that matured or that were called over the period. Finally, the elimination of SALT (state and local taxes) deductions under the Tax Cuts and Jobs Act continued to create a huge demand for tax shelters in high tax states. While the rally ensued, PTIMX roughly maintained its duration profile and added taxable bonds as a way to take short interest rate risk as some of the Fund’s short high yield positions rolled off.

Our strategy going forward mirrors our strategy over the last several months. First, we continue to keep the majority of PTIMX credit exposure in high quality bonds (nearly 60% of its market value is in double-A or higher rated bonds). This strategy is tied to compressed spreads in the municipal market. By historical standards, lower quality bonds do not compensate the investor for higher exposure to credit risk. Second, we are taking the majority of credit risk in shorter maturities, where a widening of credit spreads would likely have less of an effect on the portfolio. Third, we are buying high grade bonds in the 15- to 20-year spot of the yield curve, where the roll of the curve has been most impactful. Importantly, we have found that municipal bonds tend to roll the yield curve (investors perceive bonds as one year shorter) over the course of a short period that generally begins in the fourth quarter of the year. Fourth, given the poor relative value that exists between tax exempt bonds and taxable bonds at various tenors, we will selectively add or remove taxable exposure where we believe we can provide better after tax value. Lastly, as rates come down we will look to pare the Fund’s interest rate sensitivity. We are not making a bet on where interest rates will bottom out, but we do know that interest rates are about 120 basis points closer to wherever that bottom is.

One of the key takeaways over the course of this year ending August 31, 2019 was how fast rate sentiment changed. As late as December 2018, the 10-year Treasury bond was trading at around 2.90%, the Federal Reserve hiked interest rates, and there was a strong market belief that additional rate hikes were planned for 2019. By January of 2019, not only did rate hikes seem to come off the table, but market sentiment began to embrace the likelihood of rate cuts (one of which occurred in July 2019). By August 2019, the 10-year Treasury bond fell to a 1.50%, reflecting the rapid change in sentiment. The events that unfolded over the course of the year are a good reminder as to why we are not in the interest rate forecasting game. Our agnostic approach to interest rates allows us to evaluate a bond’s total return in an unbiased way. By incorporating various interest rate scenarios and a medium-term horizon in our process, we are able to look for bonds that we believe have relatively good total returns and avoid asymmetric total return profiles (which is comparable to making a rate bet). We will continue to let this impartial process guide us as the market contemplates $16 trillion of negatively yielding bonds globally versus the fact the U.S. economy seems to continue to grow at a steady pace.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

Past Performance Does Not Guarantee Future Results.

Past Performance Does Not Guarantee Future Results.

Mutual fund investing involves risk; principal loss is possible. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Past performance is not indicative of future returns. The views in this report were those of the Funds’ Managers as of August 31, 2019 and may not reflect the views of the Funds’ Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Performance Trust Strategic Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg Barclays Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2019 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(AUGUST 31, 2010)(1)
Performance Trust Strategic Bond Fund – Institutional Class	8.79%	5.29%	5.29%	6.60%
Bloomberg Barclays Aggregate Bond Index	10.17%	3.09%	3.35%	3.34%

(1)	The Performance Trust Strategic Bond Fund (the “Fund”) commenced investment operations on September 1, 2010.

The Bloomberg Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg Barclays Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2010, the inception date for Institutional Class shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio is 0.83% per the prospectus dated December 29, 2018.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTAOX)

Performance Trust Strategic Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg Barclays Aggregate Bond Index

(1)  Reflects 2.25% initial sales load.

Total Returns—For the Period Ended August 31, 2019 (Unaudited)

SINCE INCEPTION
(JANUARY 2, 2019)
Performance Trust Strategic Bond Fund – Class A (with sales charge)	5.25%
Performance Trust Strategic Bond Fund – Class A (without sales charge)	7.67%
Bloomberg Barclays Aggregate Bond Index	8.96%

The Bloomberg Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg Barclays Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class A shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio is 1.08% per the prospectus dated December 29, 2018.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTCOX)

Performance Trust Strategic Bond Fund – Class C (Unaudited)
Total Return vs. Bloomberg Barclays Aggregate Bond Index

Total Returns—For the Period Ended August 31, 2019 (Unaudited)

SINCE INCEPTION
(JANUARY 2, 2019)
Performance Trust Strategic Bond Fund – Class C	7.10%
Bloomberg Barclays Aggregate Bond Index	8.96%

The Bloomberg Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg Barclays Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class C shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio is 1.83% per the prospectus dated December 29, 2018.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX, PTAOX, PTCOX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2019

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg Barclays Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2019 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(JUNE 30, 2011)
Performance Trust Municipal Bond Fund – Institutional Class	10.31%	3.65%	4.73%	6.16%
Bloomberg Barclays Municipal Bond Index	8.72%	3.30%	3.85%	4.49%

The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Barclays Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on June 30, 2011, the inception date for the Institutional Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding Rule 12b-1 plan fees, acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 0.55% of the average daily net assets of the Fund. This agreement is effective at least through December 29, 2020. Net Expense Ratio (Institutional Class): 0.55%.  Gross Expense Ratio (Institutional Class): 0.60%.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg Barclays Municipal Bond Index

(1)  Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended August 31, 2019 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Class A
(with sales charge)	7.54%	2.63%	4.03%	4.00%
Performance Trust Municipal Bond Fund – Class A
(without sales charge)	10.02%	3.40%	4.51%	4.34%
Bloomberg Barclays Municipal Bond Index	8.72%	3.30%	3.85%	3.55%

The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Barclays Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Class A shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding Rule 12b-1 plan fees, acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 0.55% of the average daily net assets of the Fund. This agreement is effective at least through December 29, 2020. Net Expense Ratio (Class A): 0.80%.  Gross Expense Ratio (Class A): 0.85%.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2019

*  For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2019

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Assets
Investments, at value (cost $2,752,637,277
and $308,850,677, respectively)	$2,849,368,467	$328,966,251
Dividend and interest receivable	18,996,525	2,969,486
Receivable for investments sold	26,260	3,175,299
Receivable for Fund shares sold	11,475,877	466,803
Other assets	81,901	35,421
Total Assets	2,879,949,030	335,613,260

Liabilities
Payable for investments purchased	23,090,450	5,899,522
Payable for Fund shares redeemed	3,714,620	68,789
Payable to Adviser	585,335	38,531
Payable to affiliates	386,084	60,254
Payable for distributions	5,679	—
Payable for distribution fees	1,098	4,673
Payable for shareholder servicing fees	3,803	—
Accrued expenses and other liabilities	340,023	17,067
Total Liabilities	28,127,092	6,088,836

Net Assets	$2,851,821,938	$329,524,424

Net Assets Consist Of:
Paid-in capital	$2,770,517,263	$308,313,969
Total distributable earnings	81,304,675	21,210,455
Net Assets	$2,851,821,938	$329,524,424

Strategic Bond Fund and Municipal Bond Fund Shares –
Institutional Class
Net assets	$2,836,855,269	$307,383,655
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	122,160,294	12,058,902
Net asset value, redemption and offering price per share(1)	$23.22	$25.49

Strategic Bond Fund and Municipal Bond Fund Shares – Class A
Net assets	$7,548,951	$22,140,769
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	324,935	867,873
Net asset value, redemption and offering price per share(1)	$23.23	$25.51
Maximum offering price per share
(Net asset value per share divided by 0.9775)(2)	$23.76	$26.10

Strategic Bond Fund Shares – Class C
Net assets	$7,417,718	$—
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	320,052	—
Net asset value, redemption and offering price per share(1)	$23.18	$—

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within sixty days of purchase.
(2)	Reflects a maximum sales charge of 2.25%.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES – 5.82%

Ally Auto Receivables Trust
2016-3, 1.720%, 04/15/2021	$742,177	$741,159

American Credit Acceptance
Receivables Trust
2018-4, 3.380%, 12/13/2021 (a)	963,472	966,058
2019-2, 2.850%, 07/12/2022 (a)	3,873,817	3,883,086
2019-3, 2.440%, 12/12/2022 (a)	3,000,000	2,999,903

Americredit Automobile
Receivables Trust
2019-2, 2.430%, 09/19/2022	21,500,000	21,531,644

Carmax Auto Owner Trust
2019-2, 2.690%, 07/15/2022	5,250,000	5,289,623
2019-1, 3.020%, 07/15/2022	7,778,931	7,819,783

CPS Auto Receivables Trust
2019-C, 2.550%, 09/15/2022 (a)	4,824,237	4,827,647

Drive Auto Receivables Trust
2018-2, 3.220%, 04/15/2022	2,259,091	2,263,054
2019-3, 2.575% (1 Month LIBOR USD + 0.380%),

09/15/2022 (b)	9,000,000	9,007,445

Exeter Automobile
Receivables Trust
2016-1A, 5.520%, 10/15/2021 (a)	1,185,161	1,194,025
2019-3A, 2.590%, 09/15/2022 (a)	9,378,675	9,387,588

Fifth Third Auto Trust
2019-1, 2.660%, 05/16/2022	5,500,000	5,532,387

Ford Credit Auto Owner Trust
2019-A, 2.780%, 02/15/2022	13,500,000	13,563,361

GLS Auto Receivables
Issuer Trust
2019-3A, 2.580%, 07/17/2023 (a)	10,000,000	10,014,293

GM Financial Consumer
Automobile Receivables Trust
2019-2, 2.660%, 06/16/2022	15,735,544	15,804,582

Honda Auto Receivables
Owner Trust
2016-2, 1.620%, 08/15/2022	1,172,534	1,172,233

Hyundai Auto Receivables Trust
2016-A, 1.730%, 05/16/2022	934,784	933,681

Santander Drive Auto
Receivables Trust
2019-3, 2.280%, 02/15/2022	8,000,000	8,002,822
2018-4, 3.010%, 03/15/2022	2,250,000	2,253,142
2019-2, 2.630%, 07/15/2022	10,000,000	10,039,888
2017-2, 2.790%, 08/15/2022	1,597,904	1,600,897
2016-3, 4.290%, 02/15/2024	10,000,000	10,182,255

SoFi Consumer Loan
Program Trust
2019-3, 2.900%, 05/25/2028 (a)	3,545,844	3,575,316

SoFi Professional Loan
Program LLC
2014-B, 2.550%, 08/27/2029 (a)	468,406	468,509

Toyota Auto Receivables
Owner Trust
2016-A, 1.470%, 09/15/2021	919,076	917,624

World Omni Auto
Receivables Trust
2019-B, 2.630%, 06/15/2022	8,000,000	8,039,520

World Omni Automobile Lease
Securitization Trust
2019-A, 2.890%, 11/15/2021	4,000,000	4,023,014

TOTAL ASSET
BACKED SECURITIES
(Cost $165,554,828)		166,034,539

COLLATERALIZED LOAN
OBLIGATIONS – 4.49%

AMMC CLO 22 Ltd.
2018-22A, 3.726% (3 Month LIBOR USD + 1.450%),

04/25/2031 (a)(b)(c)	6,750,000	6,581,034

Apidos CLO XI
2012-11A, 5.003% (3 Month LIBOR USD + 2.700%),

01/17/2028 (a)(b)(c)	2,000,000	2,000,000

Apidos CLO XX
2015-20A, 3.872% (3 Month LIBOR USD + 1.550%),

07/16/2031 (a)(b)(c)	10,000,000	9,844,380

Ares XLVI CLO Ltd.
2017-46A, 3.570%, 01/15/2030 (a)(c)
	3,600,000	3,602,351

Ares XXVII CLO Ltd.
2013-2A, 4.656% (3 Month LIBOR USD + 2.400%),

07/28/2029 (a)(b)(c)	1,750,000	1,749,942

Bean Creek CLO Ltd.
2015-1A, 3.298% (3 Month LIBOR USD + 1.020%),

04/20/2031 (a)(b)(c)	5,500,000	5,440,330
2015-1A, 3.728% (3 Month LIBOR USD + 1.450%),

04/20/2031 (a)(b)(c)	3,200,000	3,123,856

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

BlueMountain CLO Ltd.
2015-1A, 6.053% (3 Month LIBOR USD + 3.750%),

04/13/2027 (a)(b)(c)	$2,000,000	$1,999,882
2018-1A, 3.966% (3 Month LIBOR USD + 1.700%),

07/30/2030 (a)(b)(c)	6,451,308	6,381,815
2014-2A, 4.028% (3 Month LIBOR USD + 1.750%),

10/20/2030 (a)(b)(c)	5,000,000	4,954,315
2013-2A, 3.878% (3 Month LIBOR USD + 1.600%),

10/22/2030 (a)(b)(c)	2,750,000	2,726,042
2018-2A, 3.858% (3 Month LIBOR USD + 1.700%),

08/15/2031 (a)(b)(c)	5,000,000	4,974,710

Chenango Park CLO Ltd.
2018-1A, 3.853% (3 Month LIBOR USD + 1.550%),

04/15/2030 (a)(b)(c)	7,000,000	6,894,307
2018-1A, 4.153% (3 Month LIBOR USD + 1.850%),

04/15/2030 (a)(b)(c)	5,500,000	5,307,775

CIFC Funding Ltd.
2013-3RA, 3.263% (3 Month LIBOR USD + 0.980%),

04/24/2031 (a)(b)(c)	2,000,000	1,978,044

Goldentree Loan Management
US CLO 3 Ltd.
2018-3A, 4.430%, 04/20/2030 (a)(c)
	2,500,000	2,510,047

Goldentree Loan
Opportunities XII Ltd.
2016-12A, 4.375%, 07/21/2030 (a)(c)
	3,750,000	3,773,595

LCM 26 Ltd.
26A, 3.348% (3 Month LIBOR USD + 1.070%),

01/20/2031 (a)(b)(c)	11,163,000	11,103,311
26A, 3.678% (3 Month LIBOR USD + 1.400%),

01/20/2031 (a)(b)(c)	4,500,000	4,386,866

LCM Loan Income Fund I
Income Note Issuer Ltd.
4.272% (3 Month LIBOR USD + 1.950%),

07/16/2031 (a)(b)(c)	2,700,000	2,611,726

LCM XIV LP
14A, 3.858% (3 Month LIBOR USD + 1.580%),

07/20/2031 (a)(b)(c)	10,000,000	9,888,330

LCM XVI LP
16A, 4.053% (3 Month LIBOR USD + 1.750%),

10/15/2031 (a)(b)(c)	4,000,000	3,989,656
16A, 4.453% (3 Month LIBOR USD + 2.150%),

10/15/2031 (a)(b)(c)	5,100,000	4,940,625

Long Point Park CLO Ltd.
2017-1A, 3.678% (3 Month LIBOR USD + 1.375%),

01/17/2030 (a)(b)(c)	11,750,000	11,500,536

Neuberger Berman CLO XIV Ltd.
2013-14A, 3.720%, 01/28/2030 (a)(c)
	500,000	500,108

OZLM XXIV Ltd.
2019-24A, 3.206% (3 Month LIBOR USD + 1.050%),

07/20/2032 (a)(b)(c)	4,000,000	4,000,000

Webster Park CLO Ltd.
2015-1A, 4.078% (3 Month LIBOR USD + 1.800%),

07/20/2030 (a)(b)(c)	1,300,000	1,254,223

TOTAL COLLATERALIZED LOAN
OBLIGATIONS (Cost $128,105,492)		128,017,806

CORPORATE BONDS – 7.16%

Administrative and
Support Services – 0.04%

Northwell Healthcare, Inc.
3.391%, 11/01/2027	1,000,000	1,057,216

Beverage and Tobacco
Product Manufacturing – 0.05%

PepsiCo, Inc.
7.000%, 03/01/2029	1,001,000	1,387,113

Broadcasting
(except Internet) – 0.41%

The Walt Disney Co.
6.200%, 12/15/2034 (a)	8,170,000	11,585,602

Building Material and
Garden Equipment and

Supplies Dealers – 0.26%

Home Depot, Inc.
2.950%, 06/15/2029	7,000,000	7,404,509

Chemical Manufacturing – 0.23%

Pharmacia LLC
6.600%, 12/01/2028	2,991,000	4,043,338

Wyeth LLC
5.950%, 04/01/2037	1,808,000	2,524,371

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Computer and Electronic
Product Manufacturing – 0.37%

Cisco Systems, Inc.
5.500%, 01/15/2040	$7,517,000	$10,557,731

Couriers and Messengers – 0.24%

United Parcel Service
of America, Inc.
8.375%, 04/01/2030 (d)	2,731,000	3,942,075

United Parcel Service, Inc.
2.500%, 09/01/2029	3,000,000	3,034,538

Credit Intermediation and
Related Activities – 2.04%

Bank of New York Mellon Corp.
3.442% to 02/07/2027 then
3 Month LIBOR USD + 1.069%,
02/07/2028 (b)	7,000,000	7,513,952

Bank of Nova Scotia
2.700%, 08/03/2026 (c)	5,000,000	5,127,951

Bank of NT Butterfield & Son Ltd.
5.250% to 06/01/2023 then
3 Month LIBOR USD + 2.255%,
06/01/2028 (b)(c)	3,000,000	3,085,672

Cadence BanCorp
4.750% to 06/30/2024 then
3 Month LIBOR USD + 3.030%,
06/30/2029 (b)	3,000,000	3,037,672

ERAC USA Finance, LLC
7.000%, 10/15/2037 (a)	5,963,000	8,607,673

First Commonwealth Bank
4.875% to 06/01/2023 then
3 Month LIBOR USD + 1.845%,
06/01/2028 (b)	1,000,000	1,021,567

First National of Nebraska, Inc.
4.375% to 04/01/2023 then
3 Month LIBOR USD + 1.600%,
04/01/2028 (a)(b)	3,000,000	3,054,887

Fulton Financial Corp.
3.600%, 03/16/2022	1,000,000	1,021,633

Heritage Commerce Corp.
5.250% to 06/01/2022 then
3 Month LIBOR USD + 3.365%,
06/01/2027 (b)	3,935,000	4,033,198

ING Groep NV
4.050%, 04/09/2029 (c)	5,000,000	5,571,453

MB Financial Bank, NA
4.000% to 12/01/2022 then
3 Month LIBOR USD + 1.873%,
12/01/2027 (b)	3,000,000	3,067,015

Pacific Premier Bancorp, Inc.
4.875% to 05/15/2024 then
3 Month LIBOR USD + 2.500%,
05/15/2029 (b)	4,000,000	4,115,941

Preferred Bank
6.000% to 06/15/2021 then
3 Month LIBOR USD + 4.673%,
06/15/2026 (b)	2,500,000	2,572,735

Sterling Bancorp.
3.500%, 06/08/2020	2,250,000	2,256,962

Towne Bank
4.500% to 07/30/2022 then
3 Month LIBOR USD + 2.550%,
07/30/2027 (b)	4,000,000	4,061,283

Hospitals – 1.54%

Advocate Health &
Hospitals Corp.
3.829%, 08/15/2028	1,000,000	1,103,873

Baptist Health South Florida, Inc.
4.590%, 08/15/2021	645,000	676,244

CHRISTUS Health
4.341%, 07/01/2028	7,000,000	8,033,583

CommonSpirit Health
2.950%, 11/01/2022	5,815,000	5,923,448
3.347%, 10/01/2029	2,000,000	2,060,929
3.817%, 10/01/2049	2,000,000	2,086,159

HumanGood California
Obligated Group
3.000%, 10/01/2028	6,500,000	6,621,603

Memorial Health Services
3.496%, 05/01/2022	575,000	590,136

SSM Health Care Corp.
3.823%, 06/01/2027	4,225,000	4,656,548

Sutter Health
3.695%, 08/15/2028	11,000,000	12,178,060

Insurance Carriers and
Related Activities – 0.18%

Jackson National Life
Global Funding
3.050%, 06/21/2029 (a)	5,000,000	5,285,436

Management of Companies
and Enterprises – 0.12%

Bryn Mawr Bank Corp.
4.250% to 12/15/2022 then
3 Month LIBOR USD + 2.050%,
12/15/2027 (b)	3,500,000	3,519,239

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Merchant Wholesalers,
Durable Goods – 0.18%

Honeywell International, Inc.
5.700%, 03/15/2036	$1,635,000	$2,245,389
5.700%, 03/15/2037	2,075,000	2,911,891

Merchant Wholesalers,
Nondurable Goods – 0.27%

Cargill, Inc.
3.250%, 05/23/2029 (a)	7,000,000	7,572,345

Pharmaceuticals &
Biotechnology – 0.05%

Bristol-Myers Squibb Co.
6.125%, 05/01/2038	1,000,000	1,369,034

Publishing Industries
(except Internet) – 0.11%

Oracle Corp.
3.850%, 07/15/2036	2,825,000	3,189,754

Real Estate – 0.37%

Enterprise Community
Loan Fund, Inc.
3.685%, 11/01/2023	5,000,000	5,223,517
4.152%, 11/01/2028	5,000,000	5,391,160

Securities, Commodity Contracts,
and Other Financial Investments
and Related Activities – 0.44%

Charles Schwab Corp.
3.250%, 05/22/2029	7,000,000	7,523,951

TD Ameritrade Holding Corp.
2.750%, 10/01/2029	5,000,000	5,095,681

Utilities – 0.26%

Oglethorpe Power Corp.
6.191%, 01/01/2031 (a)	6,000,000	7,303,372

TOTAL CORPORATE BONDS
(Cost $193,774,925)		204,247,439

NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES – 25.02%

ACE Securities Corp. Home Equity
Loan Trust
2006-ASP4, 2.305%
(1 Month LIBOR USD + 0.160%),
08/25/2036 (b)	1,043,345	1,042,352

Adjustable Rate Mortgage Trust
2005-3, 4.389%, 07/25/2035 (e)	782,800	759,166
2006-2, 4.628%, 05/25/2036 (e)	1,694,599	1,662,984

Alternative Loan Trust
2004-28CB, 5.000%, 01/25/2020	368,505	362,427
2006-J3, 5.750%, 05/25/2026	611,823	536,220
2004-27CB, 6.000%, 12/25/2034	381,997	376,302
2004-28CB, 6.000%, 01/25/2035	643,156	673,229
2005-6CB, 5.750%, 04/25/2035	3,510,289	3,573,300
2005-6CB, 7.500%, 04/25/2035	411,616	441,003
2005-21CB, 5.250%, 06/25/2035	4,908,574	4,864,655
2005-21CB, 5.500%, 06/25/2035	720,234	722,042
2005-21CB, 6.000%, 06/25/2035	2,962,224	3,043,700
2005-20CB, 5.500%, 07/25/2035	2,150,519	2,094,259
2005-43, 4.494%, 09/25/2035 (e)	410,250	388,861
2005-63, 4.080%, 11/25/2035 (e)	1,605,766	1,527,604
2005-54CB, 5.500%, 11/25/2035	983,596	833,109
2005-J13, 5.500%, 11/25/2035	592,257	543,380
2005-65CB, 0.000%,
12/25/2035 (f)	1,320,927	859,389
2005-65CB, 5.500%, 01/25/2036	193,185	180,364
2005-75CB, 5.500%, 01/25/2036	2,596,842	2,429,590
2005-73CB, 5.750%, 01/25/2036	554,234	449,935
2005-86CB, 5.500%, 02/25/2036	1,545,372	1,364,386
2005-86CB, 5.500%, 02/25/2036	216,996	191,375
2006-6CB, 5.500%, 05/25/2036	180,876	172,056
2006-12CB, 5.750%
(1 Month LIBOR USD + 5.750%),
05/25/2036 (b)	806,450	650,447
2006-16CB, 6.000%, 06/25/2036	208,861	177,278
2006-24CB, 5.750%, 08/01/2036	387,173	324,202
2006-19CB, 2.545%
(1 Month LIBOR USD + 0.400%),
08/25/2036 (b)	1,047,451	690,583
2006-19CB, 6.000%
(1 Month LIBOR USD + 1.000%),
08/25/2036 (b)	1,574,532	1,405,458
2006-19CB, 6.000%, 08/25/2036	219,194	195,657
2006-19CB, 6.000%
(1 Month LIBOR USD + 1.000%),
08/25/2036 (b)	3,993,876	3,565,010
2006-26CB, 6.250%, 09/25/2036	7,148,145	5,683,868
2006-32CB, 5.500%, 11/25/2036	255,994	211,903
2006-31CB, 6.000%, 11/25/2036	153,848	132,294
2006-32CB, 6.000%, 11/25/2036	3,901,671	3,383,537
2006-32CB, 6.000%, 11/25/2036	1,297,839	1,123,286
2006-32CB, 6.000%, 11/25/2036	3,959,372	3,426,857
2006-39CB, 6.000%, 01/25/2037	4,391,419	4,419,948
2006-41CB, 6.000%, 01/25/2037	792,494	666,977
2006-43CB, 6.000%, 02/25/2037	4,700,457	3,981,347
2007-4CB, 5.750%, 04/25/2037	2,236,256	2,241,812
2007-8CB, 6.000%, 05/25/2037	1,053,810	918,421
2008-2R, 6.000%, 08/25/2037 (e)	9,645,148	7,902,286

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

American Home Mortgage
Investment Trust
2006-2, 6.750%, 06/25/2036 (d)	$2,883,567	$1,056,946

Banc of America
Alternative Loan Trust
2006-3, 6.000%, 04/25/2021	252,265	255,593
2005-5, 5.500%, 06/25/2035	244,948	247,847
2005-5, 6.000%, 06/25/2035	1,140,620	1,183,578
2005-11, 5.750%, 12/25/2035	168,887	157,009
2005-12, 5.750%, 01/25/2036	520,349	503,414
2006-1, 6.500%, 02/25/2036	3,060,145	3,078,547
2006-3, 6.000%, 04/25/2036	4,725,910	4,761,944
2006-6, 6.000%, 07/25/2046	1,602,347	1,577,328
2006-9, 2.545% (1 Month LIBOR USD + 0.400%),

01/25/2037 (b)	1,650,440	1,338,647
2006-9, 6.000%, 01/25/2037	361,817	362,410
2006-4, 6.500%, 05/25/2046	1,719,516	1,818,621
2006-5, 6.000%, 06/25/2046	532,765	534,265

Banc of America Funding Trust
2003-3, 5.500%, 10/25/2033	387,828	409,938
2004-1, 6.000%, 02/25/2034	1,185,319	1,312,910
2004-1, 6.000%, 03/25/2034	6,967,436	7,792,683
2004-B, 4.328%, 11/20/2034 (e)	2,056,021	2,066,225
2007-4, 5.500%, 11/25/2034	934,168	947,585
2005-3, 5.500%, 06/25/2035	188,232	203,552
2014-R3, 4.458%, 06/26/2035 (a)(e)
	1,615,478	1,603,129
2014-R3, 4.760%, 06/26/2035 (a)(e)
	3,424,684	3,427,152
2005-4, 5.500%, 08/25/2035	71,069	76,143
2005-5, 5.500%, 09/25/2035	409,881	448,664
2005-5, 5.500%, 09/25/2035	3,867,930	4,323,226
2005-7, 5.500%, 11/25/2035	7,523,417	7,670,996
2005-7, 5.750%, 11/25/2035	51,278	53,835
2005-7, 6.000%, 11/25/2035	255,069	263,905
2005-8, 5.750%, 01/25/2036	6,850,790	6,834,862
2010-R9, 5.500%, 01/26/2036 (a)(e)
	1,456,261	1,445,594
2006-B, 4.361%, 03/20/2036 (e)	1,299,132	1,225,919
2006-5, 5.750%, 09/25/2036	911,634	840,726
2006-7, 6.000%, 09/25/2036	1,203,774	1,167,660
2006-1, 4.424%, 12/20/2036 (e)	7,233,066	7,514,893
2006-1, 4.424%, 12/20/2036 (e)	1,258,158	1,283,277
2006-1, 4.514%, 12/20/2036 (e)	1,419,323	1,444,606
2007-1, 6.189%, 01/25/2037 (d)	1,256,528	1,262,417
2007-2, 2.205% (1 Month LIBOR USD + 0.060%),

03/25/2037 (b)	811,885	655,538
2007-3, 2.575% (1 Month LIBOR USD + 0.430%),

04/25/2037 (b)	1,636,479	1,416,061
2007-6, 2.425% (1 Month LIBOR USD + 0.280%),

07/25/2037 (b)	8,169,225	7,815,736
2007-5, 5.500%, 07/25/2037	2,516,196	2,448,210
2006-J, 4.654%, 01/20/2047 (e)	312,976	304,302

Banc of America Mortgage Trust
2005-A, 4.475%, 02/25/2035 (e)	3,694,345	3,744,719

BCAP LLC Trust
2007-AA2, 7.500%, 04/25/2037 (g)	422,010	375,838

Bear Stearns ALT-A Trust
2006-6, 3.994%, 11/25/2036 (e)	680,814	628,570

Bear Stearns ARM Trust
2004-12, 3.942%, 02/25/2035 (e)	277,801	271,909

Bear Stearns Asset Backed
Securities I Trust
2005-AC5, 3.145% (1 Month LIBOR USD + 1.000%),

08/25/2035 (b)	821,537	637,376
2006-AC4, 2.395% (1 Month LIBOR USD + 0.250%),

07/25/2036 (b)	6,141,328	5,195,423
2006-AC4, 24.288% (1 Month LIBOR USD + 33.583%),

07/25/2036 (b)(g)	1,417,584	2,499,746

Chase Funding Trust
2004-1, 2.895% (1 Month LIBOR USD + 0.750%),

09/25/2033 (b)	1,394,856	1,385,621

Chase Mortgage Finance Trust
2005-S3, 5.500%, 11/25/2035	10,902,268	10,708,483
2005-A1, 4.269%, 12/25/2035 (e)	1,578,524	1,565,683
2006-S4, 6.000%, 12/25/2036	1,123,858	872,499
2006-S4, 6.000%, 12/25/2036	1,070,410	831,005
2007-S1, 6.000%, 02/25/2037	5,708,660	4,077,542
2007-S3, 5.750%, 05/25/2037	948,727	719,988
2007-S3, 6.000%, 05/25/2037	2,148,809	1,683,272

Chaseflex Trust
2005-1, 5.500%, 02/25/2035	625,493	600,121
2006-2, 4.649%, 09/25/2036 (e)	4,316,820	4,369,214

CHL Mortgage Pass-Through Trust
2005-20, 5.250%, 12/25/2027	41,067	38,269
2003-42, 4.296%, 10/25/2033 (e)	2,081,081	2,106,353
2003-44, 5.000%, 10/25/2033	599,000	615,422
2004-4, 5.500%, 05/25/2034	862,714	891,893
2004-21, 4.000%, 11/25/2034	1,642,984	1,686,480
2004-24, 5.500%, 12/25/2034	2,192,088	2,237,858
2004-J9, 5.500%, 01/25/2035	843,647	890,322

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

CHL Mortgage Pass-Through Trust (Cont.)
2004-HYB5, 4.294%, 04/20/2035 (e)
	$1,208,431	$1,219,952
2005-HYB2, 4.396%, 05/20/2035 (e)
	1,606,366	1,644,418
2005-J3, 5.500%, 09/25/2035	194,292	194,306
2005-27, 5.500%, 12/25/2035	417,973	335,483
2005-31, 3.996%, 01/25/2036 (e)	2,647,455	2,483,569
2005-30, 5.500%, 01/25/2036	115,031	106,611
2005-HY10, 3.839%, 02/20/2036 (e)
	131,367	114,612
2005-HY10, 4.480%, 02/20/2036 (e)
	422,646	398,323
2006-6, 6.000%, 04/25/2036	1,014,539	839,032
2006-J4, 6.250%, 09/25/2036	159,126	117,967
2006-16, 6.500%, 11/25/2036	853,175	600,745
2006-18, 6.000%, 12/25/2036	203,634	175,479
2006-21, 6.000%, 02/25/2037	1,078,618	956,276
2007-1, 6.000%, 03/25/2037	2,576,873	2,207,916
2007-5, 5.500%, 05/25/2037	1,360,738	1,120,378
2007-5, 5.750%, 05/25/2037	8,769,558	7,344,618
2007-5, 5.750%, 05/25/2037	1,005,763	842,340
2007-5, 5.750%, 05/25/2037	951,355	796,772
2007-10, 6.000%, 07/25/2037	2,864,668	2,396,587
2007-J2, 6.000%, 07/25/2037	276,217	191,791
2007-HY5, 3.751%, 09/25/2037 (e)
	1,893,244	1,799,682
2007-HY6, 3.949%, 11/25/2037 (e)
	642,766	578,047
2007-HY5, 4.434%, 09/25/2047 (e)
	556,682	549,876

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021	89,995	85,703
2007-4, 5.500%, 05/25/2022	96,379	97,728
2006-1, 6.000%, 02/25/2036	267,956	278,649
2006-3, 5.750%, 06/25/2036	575,505	594,533
2007-3, 5.500%, 04/25/2037	320,132	333,093
2007-3, 6.000%, 04/25/2037	1,270,067	1,293,923

Citigroup Mortgage Loan Trust
2004-2, 9.250%, 08/25/2033 (a)	71,834	78,098
2004-HYB3, 4.450%, 09/25/2034 (e)	1,457,081	1,482,520
2005-WF1, 5.830%, 11/25/2034 (d)
	2,742,380	2,841,483
2005-1, 4.050%, 04/25/2035 (e)	750,032	754,059
2005-2, 4.376%, 05/25/2035 (e)	957,594	975,714
2005-7, 4.196%, 09/25/2035 (e)	1,023,253	957,100
2005-10, 4.611%, 12/25/2035 (e)	2,030,445	1,744,058
2006-WF1, 4.892%, 03/25/2036 (d)
	568,062	382,240
2006-AR7, 4.346%, 11/25/2036 (e)
	2,896,585	2,740,425
2007-6, 3.581%, 10/25/2046 (e)
	604,023	553,837

CitiMortgage Alternative
Loan Trust
2007-A4, 5.500%, 04/25/2022	23,698	23,925
2006-A2, 2.745% (1 Month LIBOR USD + 0.600%),

05/25/2036 (b)	761,051	676,150
2006-A4, 6.000%, 09/25/2036	1,733,415	1,676,274
2007-A1, 6.000%, 01/25/2037	1,940,631	1,929,747
2007-A1, 6.000%, 01/25/2037	3,489,054	3,469,487

Credit Suisse First Boston
Mortgage Securities Corp.
2005-8, 7.000%, 09/25/2035	2,875,398	2,207,568

CSFB Mortgage-Backed
Pass-Through Certificates
2004-8, 5.500%, 12/25/2034	622,129	606,084
2005-3, 5.500%, 07/25/2035	937,455	979,705
2005-9, 5.500%, 10/25/2035	1,339,940	1,199,071
2005-10, 5.500%, 11/25/2035	643,372	625,257
2005-10, 5.500%, 11/25/2035	2,763,581	2,685,767
2005-10, 6.000%, 11/25/2035	890,076	464,533

CSMC Mortgage-Backed Trust
2007-5, 5.000%, 10/25/2024	5,455	5,518
2006-CF1, 5.000%, 11/25/2035 (a)(d)
	2,565,000	2,612,237
2006-1, 5.500%, 02/25/2036	79,109	82,180
2006-1, 5.500%, 02/25/2036	506,349	509,384
2011-13R, 4.038%, 02/27/2036 (a)(e)
	4,938,967	4,711,604
2006-2, 5.750%, 03/25/2036	1,056,327	992,460
2006-2, 6.000%, 03/25/2036	5,354,414	3,978,659
2006-4, 6.000%, 05/25/2036	740,640	642,387
2006-4, 7.000%, 05/25/2036	566,677	237,634
2011-12R, 3.852%, 07/27/2036 (a)(e)
	2,000,000	2,008,140
2006-7, 6.000%, 08/25/2036	1,201,204	1,228,014
2007-2, 5.500%, 03/25/2037	2,363,260	2,066,078
2007-2, 5.750%, 03/25/2037	248,249	211,453
2007-3, 5.500%, 04/25/2037	1,113,831	1,125,111
2007-3, 5.500%, 04/25/2037	796,155	804,218
2013-2R, 3.902%, 05/27/2037 (a)(e)
	2,900,874	2,326,543
2013-IVR4, 2.500%, 07/25/2043 (a)(e)
	3,609,803	3,611,561

Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust
2005-3, 2.645% (1 Month LIBOR USD + 0.500%),

05/25/2035 (b)	2,270,110	2,119,402
2005-6, 5.500%, 12/25/2035	2,710,549	2,730,636

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Deutsche Alt-B Securities, Inc.
Mortgage Loan Trust
2006-AB4, 2.245% (1 Month LIBOR USD + 0.100%),

10/25/2036 (b)	$833,394	$637,688

DFC HEL Trust
2001-1, 3.845% (1 Month LIBOR USD + 1.650%),

08/15/2031 (b)	1,983,817	2,015,996

Equity One Mortgage
Pass-Through Trust
2003-1, 4.860%, 08/25/2033 (e)	1,571,833	1,630,367
2003-3, 4.868%, 12/25/2033 (e)	1,318,929	1,362,687

Fannie Mae Connecticut
Avenue Securities
2016-C05, 6.595% (1 Month LIBOR USD + 4.450%),

01/25/2029 (b)	4,747,839	4,985,878
2016-C07, 6.495% (1 Month LIBOR USD + 4.350%),

05/25/2029 (b)	2,004,485	2,103,087

First Horizon Alternative
Mortgage Securities Trust
2005-FA11, 5.250%, 02/25/2021	21,259	20,798
2006-FA6, 5.750%, 11/25/2021	14,291	13,849
2004-AA6, 3.933%, 01/25/2035 (e)
	566,668	574,291
2005-AA7, 4.095%, 09/25/2035 (e)
	2,153,788	2,086,287
2005-FA8, 5.500%, 11/25/2035	2,134,721	1,864,102
2005-FA9, 5.500%, 12/25/2035	3,875,215	3,342,215
2006-FA1, 5.750%, 04/25/2036	2,757,093	2,097,004
2006-FA1, 6.000%, 04/25/2036	638,139	496,605
2006-FA2, 6.000%, 05/25/2036	2,684,702	2,100,382
2006-FA2, 6.000%, 05/25/2036	2,415,157	1,889,503
2006-FA3, 6.000%, 07/25/2036	9,778,157	7,701,040
2006-FA3, 6.000%, 07/25/2036	1,144,910	901,704
2006-FA6, 6.000%, 11/25/2036	1,387,463	897,124
2006-FA6, 6.250%, 11/25/2036	1,758,695	1,193,185
2006-FA6, 6.250%, 11/25/2036	8,801,173	6,534,177
2007-FA4, 6.250%, 08/25/2037 (e)	2,796,644	2,175,996

First Horizon Mortgage
Pass-Through Trust
2006-AR4, 4.629%, 01/25/2037 (e)
	728,551	643,940
2006-4, 5.750%, 02/25/2037	2,391,076	1,908,147
2006-4, 6.000%, 02/25/2037	1,447,882	1,179,139
2007-AR1, 4.805%, 05/25/2037 (e)
	1,095,092	861,229
2007-AR2, 4.922%, 08/25/2037 (e)
	5,783,358	4,558,198

Freddie Mac Structured Agency
Credit Risk Debt Notes
2016-DNA4, 5.945% (1 Month LIBOR USD + 3.800%),

03/25/2029 (b)	5,000,000	5,299,950

GMACM Mortgage Loan Trust
2004-J2, 5.500%, 06/25/2034	66,598	68,074
2005-AR6, 4.074%, 11/19/2035 (e)
	631,096	612,091

GSAA Home Equity Trust
2005-1, 5.760%, 11/25/2034 (d)	2,000,000	2,122,374
2006-15, 6.192%, 09/25/2036 (d)	2,548,698	1,223,729
2006-18, 5.682%, 11/25/2036 (d)	2,104,257	974,117
2007-7, 2.325% (1 Month LIBOR USD + 0.180%),

07/25/2037 (b)	2,960,779	2,874,517

GSR Mortgage Loan Trust
2005-4F, 6.500%, 04/25/2020	53,572	54,481
2003-5F, 3.000%, 08/25/2032	1,799,566	1,788,979
2004-15F, 6.000%, 12/25/2034	3,075,668	3,231,661
2005-1F, 6.000%, 01/25/2035	29,335	30,613
2005-AR4, 4.638%, 07/25/2035 (e)	522,069	498,476
2005-6F, 5.250%, 07/25/2035	280,436	297,131
2005-7F, 6.000%, 09/25/2035	41,437	44,282
2005-AR5, 4.656%, 10/25/2035 (e)	656,639	668,009
2005-AR7, 4.443%, 11/25/2035 (e)	657,084	672,843
2006-2F, 5.750%, 02/25/2036	874,505	854,803

HarborView Mortgage Loan Trust
2006-6, 4.502%, 08/19/2036 (e)	783,621	738,276

Home Partners of America Trust
2019-1, 2.908%, 09/17/2039 (a)	3,000,000	3,088,125

HomeBanc Mortgage Trust
2006-1, 3.659%, 04/25/2037 (e)	367,289	349,532

Impac CMB Trust
2005-5, 2.645% (1 Month LIBOR USD + 0.500%),

08/25/2035 (b)	1,025,018	1,012,770

Impac Secured Assets
CMN Owner Trust
2002-2, 6.500%, 04/25/2033	1,914,668	1,825,930
2004-2, 4.196%, 08/25/2034 (d)	950,056	970,426

IndyMac IMSC
Mortgage Loan Trust
2007-AR1, 3.767%, 06/25/2037 (e)	537,873	456,390

IndyMac INDA
Mortgage Loan Trust
2007-AR1, 4.237%, 03/25/2037 (e)	580,243	558,009

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

IndyMac INDX
Mortgage Loan Trust
2005-AR3, 3.834%, 04/25/2035 (e)
	$1,377,134	$1,361,005
2005-AR9, 4.331%, 07/25/2035 (e)
	4,305,940	3,590,590
2005-AR23, 3.876%,
11/25/2035 (e)	1,698,673	1,608,208
2005-AR35, 3.661%, 02/25/2036 (e)
	1,462,805	1,326,222
2006-AR3, 3.930%, 03/25/2036 (e)
	8,515,865	7,771,978
2006-AR25, 3.498%, 09/25/2036 (e)
	2,371,136	2,255,422
2006-AR25, 4.002%, 09/25/2036 (e)
	2,939,920	2,529,487

Jefferies Resecuritization Trust
2009-R1, 4.443%, 11/26/2035 (a)(e)
	1,594,942	1,621,018

JP Morgan Alternative Loan Trust
2006-S2, 6.050%, 05/25/2036 (d)	6,141	5,975
2006-A5, 3.661%, 10/25/2036 (e)	1,617,118	1,823,080
2008-R4, 6.000%, 12/27/2036 (a)	3,414,769	2,816,356

JP Morgan Acquisition Trust
2007-CH1, 4.890%, 11/25/2036 (d)
	9,048,245	9,249,444

JP Morgan Mortgage Trust
2004-A6, 3.964%, 12/25/2034 (e)	307,786	295,765
2005-S3, 5.750%, 01/25/2036	69,354	55,058

JP Morgan Resecuritization Trust
2009-7, 5.434%, 07/27/2037 (a)(e)	522,849	529,523

Lehman Mortgage Trust
2005-2, 5.500%, 12/25/2035	2,350,004	2,015,128
2005-2, 5.750%, 12/25/2035	908,592	797,780
2005-3, 2.605% (1 Month LIBOR USD + 4.750%),

01/25/2036 (b)(g)(h)	1,268,589	210,245
2005-3, 2.645% (1 Month LIBOR USD + 0.500%),

01/25/2036 (b)	1,268,589	854,401
2005-3, 5.500%, 01/25/2036	318,855	272,254
2006-1, 5.500%, 02/25/2036	593,015	498,245
2006-2, 5.727%, 04/25/2036 (e)	49,040	43,761
2007-4, 5.750%, 05/25/2037	1,468,147	1,201,532
2007-4, 5.750%, 05/25/2037	3,207,901	2,625,348
2007-5, 5.750%, 06/25/2037	2,823,854	2,831,796
2007-5, 6.000%, 06/25/2037	3,161,347	1,808,418
2007-5, 6.000%, 06/25/2037	8,634,587	4,939,333

MASTR Adjustable
Rate Mortgages Trust
2004-4, 4.265%, 05/25/2034 (e)	114,267	110,690
2004-14, 3.645% (1 Month LIBOR USD + 1.500%),

01/25/2035 (b)	357,666	361,744
2005-1, 4.086%, 02/25/2035 (e)	220,417	220,623

MASTR Alternative Loan Trust
2003-5, 5.931%, 08/25/2033 (e)	1,242,205	1,284,807
2003-7, 6.250%, 11/25/2033	444,691	479,883
2004-6, 5.500%, 07/25/2034	323,084	334,470
2004-6, 6.000%, 07/25/2034	325,998	353,630
2004-11, 6.500%, 10/25/2034	1,319,859	1,454,550
2005-2, 5.500%, 03/25/2035	2,000,000	2,273,413
2005-6, 5.500%, 12/25/2035	595,295	575,800
2006-3, 6.500%, 07/25/2036	1,310,530	849,039

MASTR Asset Securitization Trust
2002-NC1, 5.295% (1 Month LIBOR USD + 3.150%),

10/25/2032 (b)	289,278	290,169
2006-1, 2.595% (1 Month LIBOR USD + 0.450%),

05/25/2036 (b)	875,858	361,356

Merrill Lynch Mortgage
Investors Trust MLCC
2006-3, 4.394%, 10/25/2036 (e)	926,386	935,183

Merrill Lynch Mortgage
Investors Trust MLMI
2005-A5, 4.337%, 06/25/2035 (e)	720,616	726,960
2005-A7, 4.374%, 09/25/2035 (e)	8,657,112	7,961,710

Morgan Stanley
Mortgage Loan Trust
2005-7, 5.500%, 11/25/2035	2,124,715	2,166,417
2005-7, 5.500%, 11/25/2035	410,263	404,889
2006-2, 5.666%, 02/25/2036 (e)	1,158,616	1,012,896
2006-2, 6.500%, 02/25/2036	1,170,731	929,597
2006-11, 6.000%, 08/25/2036	2,819,985	2,270,882
2006-11, 6.000%, 08/25/2036	2,252,027	2,124,244
2007-8XS, 6.000%, 04/25/2037 (e)
	1,668,050	924,820
2007-3XS, 5.763%, 01/25/2047 (d)
	7,951,039	4,081,438

Nomura Asset Acceptance
Corp. Alternative Loan Trust
2005-AR3, 5.688%, 07/25/2035 (e)
	1,106,676	1,113,627
2005-WF1, 5.159%, 03/25/2035 (d)
	235,139	247,218
2007-1, 5.669%, 03/25/2047 (d)	1,386,822	1,334,556
2007-1, 5.995%, 03/25/2047 (d)	1,399,259	1,346,258

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Nomura Resecuritization Trust
2011-4RA, 2.768%, 12/26/2036 (a)(e)
	$10,641,409	$10,431,343

Opteum Mortgage Acceptance
Corp. Asset Backed
Pass-Through Certificates
2005-5, 5.850%, 12/25/2035 (e)	625,493	644,522

Ownit Mortgage Loan Trust
2005-1, 3.240% (1 Month LIBOR USD + 1.095%),

09/25/2035 (b)	4,272,824	4,297,231
2006-2, 5.633%, 01/25/2037 (d)	992,254	1,008,585

Popular ABS Mortgage
Pass-Through Trust
2004-4, 4.285%, 09/25/2034 (d)	1,556,068	1,602,822

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	5,719	5,737

RALI Trust
2005-QS3, 5.000%, 03/25/2020	94,755	94,548
2005-QS2, 5.500%, 02/25/2035	1,260,015	1,299,178
2005-QS6, 5.750%, 05/25/2035	4,095,300	4,108,184
2006-QA1, 5.748%, 01/25/2036 (e)	772,407	690,465
2006-QS1, 5.750%, 01/25/2036	400,227	395,755
2006-QS6, 6.000%, 06/25/2036	1,547,975	1,455,898
2006-QS6, 6.000%, 06/25/2036	795,095	747,800
2006-QS9, 2.845% (1 Month LIBOR USD + 0.700%),

07/25/2036 (b)	2,786,256	2,063,360
2006-QS13, 6.000%, 09/25/2036	4,277,125	3,946,203
2006-QS17, 2.495% (1 Month LIBOR USD + 0.350%),

12/25/2036 (b)	1,669,421	1,316,939
2006-QS17, 6.000%, 12/25/2036	662,171	627,877
2007-QS1, 5.750%, 01/25/2037	688,667	641,416
2007-QS1, 6.000%, 01/25/2037	2,137,128	2,019,111
2007-QS6, 6.000%, 04/25/2037	5,212,286	5,028,883
2007-QS9, 6.500%, 07/25/2037	5,285,390	5,098,025
2007-QS10, 6.500%, 09/25/2037	533,788	528,098

RAMP Trust
2006-RS6, 2.325% (1 Month LIBOR USD + 0.180%),

11/25/2036 (b)	314,756	317,619

RBSGC Mortgage Loan Trust
2005-A, 5.750%, 04/25/2035	1,301,195	1,303,206

RBSSP Resecuritization Trust
2009-7, 6.000%, 03/26/2036 (a)	6,538,464	5,303,049

Renaissance Home
Equity Loan Trust
2005-1, 5.016%, 05/25/2035 (d)	614,271	632,290

Resecuritization
Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	4,271,345	4,409,085

Residential Asset
Securitization Trust
2004-R2, 5.500%, 08/25/2034	2,986,078	3,146,816
2005-A5, 5.500%, 05/25/2035	1,643,173	1,570,388
2005-A8CB, 5.000%, 07/25/2035	23,129,043	19,917,391
2005-A8CB, 5.375%, 07/25/2035	3,083,863	2,723,611
2005-A11, 4.850%, 10/25/2035	4,292,968	2,797,362
2005-A11, 5.500%, 10/25/2035	406,864	383,736
2005-A11, 6.000%, 10/25/2035	488,653	359,743
2006-A5CB, 6.000%, 06/25/2036	2,682,067	1,878,791
2006-A10, 2.795% (1 Month LIBOR USD + 0.650%),

09/25/2036 (b)	12,790,621	5,096,564
2006-A10, 3.705% (1 Month LIBOR USD + 5.850%),

09/25/2036 (b)(g)(h)	12,790,621	4,168,530
2006-A15, 2.745% (1 Month LIBOR USD + 0.600%),

01/25/2037 (b)	19,466,396	7,921,313
2006-A15, 3.505% (1 Month LIBOR USD + 5.650%),

01/25/2037 (b)(g)(h)	19,466,396	5,288,829

RFMSI Trust
2005-SA4, 4.563%, 09/25/2035 (e)
	2,716,007	2,429,975
2005-SA4, 4.569%, 09/25/2035 (e)
	1,716,955	1,714,157
2006-S3, 5.500%, 03/25/2036	4,627,689	4,537,998
2006-S4, 6.000%, 04/25/2036	3,844,761	3,841,138
2006-S5, 6.000%, 06/25/2036	394,432	392,183
2006-S5, 6.000%, 06/25/2036	811,959	807,329
2006-S5, 6.000%, 06/25/2036	3,402,733	3,383,330
2006-S5, 6.000%, 06/25/2036	422,900	420,488
2006-S6, 6.000%, 07/25/2036	259,417	261,519
2006-S6, 6.000%, 07/25/2036	1,246,775	1,273,246
2006-S7, 6.250%, 08/25/2036	2,237,676	2,172,518
2006-S7, 6.500%, 08/25/2036	1,337,820	1,310,861
2006-S9, 5.750%, 09/25/2036	2,781,672	2,713,295
2007-S1, 6.000%, 01/25/2037	1,050,835	1,038,438
2007-S7, 6.000%, 07/25/2037	3,093,237	3,068,270

Sequoia Mortgage Trust
2013-4, 1.550%, 04/25/2043 (e)	3,369,403	3,258,610

Specialty Underwriting &
Residential Finance Trust
2006-BC2, 3.744%, 02/25/2037 (d)	992,489	550,714

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

STARM Mortgage Loan Trust
2007-S1, 4.822%, 01/25/2037 (e)	$841,208	$790,361
2007-1, 4.676%, 02/25/2037 (e)	10,852,136	10,339,188
2007-2, 4.573%, 04/25/2037 (e)	838,096	615,978

Structured Adjustable Rate
Mortgage Loan Trust
2005-12, 4.578%, 06/25/2035 (e)	1,028,346	935,174
2005-21, 3.764%, 11/25/2035 (e)	557,473	529,747
2005-21, 4.229%, 11/25/2035 (e)	4,486,984	3,804,269
2006-1, 4.148%, 02/25/2036 (e)	831,486	799,011
2006-1, 4.154%, 02/25/2036 (e)	1,905,789	1,774,447
2006-4, 3.986%, 05/25/2036 (e)	1,055,801	911,852
2006-12, 4.232%, 01/25/2037 (e)	1,077,739	987,164
2007-9, 3.692% (6 Month LIBOR USD + 1.500%),

10/25/2037 (b)	1,360,789	1,258,973

Structured Asset Securities
Corp. Trust
2004-18H, 4.750%, 10/25/2034	634,550	676,113
2005-10, 5.400%, 06/25/2035	1,112,456	1,104,397

Suntrust Alternative Loan Trust
2005-1F, 5.750%, 12/25/2035	1,966,672	1,973,930
2005-1F, 6.000%, 12/25/2035	4,387,523	4,445,577
2005-1F, 6.500%, 12/25/2035	4,829,247	4,843,812

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036	144,068	83,016

WaMu Mortgage Pass-Through
Certificates Trust
2003-S4, 5.636%, 06/25/2033 (e)	2,483,817	2,551,790
2004-S2, 6.000%, 06/25/2034	102,103	109,219
2006-AR16, 3.682%, 12/25/2036 (e)
	1,196,679	1,137,019
2007-HY5, 3.969%, 05/25/2037 (e)
	2,727,581	2,660,724
2007-HY7, 3.726%, 07/25/2037 (e)
	401,893	343,047

Washington Mutual Mortgage
Pass-Through Certificates
WMALT Trust
2005-4, 5.500%, 06/25/2035	1,932,046	1,930,513
2005-6, 5.500%, 08/25/2035	5,208,779	5,142,633
2005-6, 6.500%, 08/25/2035	585,058	568,589
2005-9, 5.500%, 11/25/2035	781,486	769,862
2006-8, 4.380%, 10/25/2036 (d)	2,894,537	1,631,887
2007-HY2, 3.915%, 04/25/2037 (e)
	1,985,451	1,428,916
2007-OC2, 2.455% (1 Month LIBOR USD + 0.310%),

06/25/2037 (b)	5,207,639	4,981,061

Wells Fargo Alternative Loan Trust
2005-1, 5.500%, 02/25/2035	1,670,251	1,679,036
2005-1, 5.500%, 02/25/2035	1,101,153	1,112,477
2007-PA1, 6.000%, 03/25/2037	1,392,635	1,334,810
2007-PA6, 4.751%, 12/28/2037 (e)
	9,291,396	9,261,476

Wells Fargo Mortgage
Backed Securities Trust
2005-AR4, 5.102%, 04/25/2035 (e)	395,539	403,759
2005-AR5, 5.224%, 04/25/2035 (e)	649,775	662,540
2005-AR15, 4.802%, 09/25/2035 (e)
	2,822,637	2,917,375
2005-7, 5.250%, 09/25/2035	475,498	485,692
2005-AR16, 4.956%, 10/25/2035 (e)
	767,376	784,225
2005-9, 5.500%, 10/25/2035	678,111	714,444
2005-12, 5.500%, 11/25/2035	801,347	816,650
2006-AR1, 5.187%,
03/25/2036 (e)	3,519,996	3,523,425
2006-4, 2.845% (1 Month LIBOR USD + 0.700%),

04/25/2036 (b)	313,759	304,076
2006-4, 5.750%, 04/25/2036	671,516	682,474
2006-AR10, 5.024%, 07/25/2036 (e)
	1,151,447	1,171,133
2006-11, 6.000%, 09/25/2036	407,296	401,722
2006-AR18, 4.762%, 11/25/2036 (e)
	200,354	200,890
2007-2, 5.750%, 03/25/2037	1,360,430	1,335,351
2007-AR3, 5.200%, 04/25/2037 (e)
	1,908,378	1,909,209
2007-6, 6.000%, 05/25/2037	1,207,234	1,226,071
2007-10, 6.000%, 07/25/2037	1,678,096	1,709,000
2007-10, 6.000%, 07/25/2037	616,543	627,897
2007-11, 6.000%, 08/25/2037	1,394,672	1,427,862
2007-12, 5.500%, 09/25/2037	534,527	551,557
2007-13, 6.000%, 09/25/2037	469,856	458,246

TOTAL NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES
(Cost $720,903,333)		713,549,573

NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES – 18.26%

Aventura Mall Trust
2018-AVM, 4.249%, 07/5/2040 (a)(e)
	5,000,000	5,739,035

BANK
2017-BNK8, 0.881%, 11/15/2050 (e)(h)
	37,515,639	1,934,483
2019-BNK16, 1.129%, 02/15/2052 (e)(h)
	57,266,457	4,225,090

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

BANK (Cont.)
2019-BNK17, 0.721%,
04/15/2052 (e)(h)	$123,653,000	$6,435,706
2018-BNK14, 0.674%,
09/15/2060 (e)(h)	96,562,763	3,545,225
2018-BNK14, 4.185%,
09/15/2060	6,500,000	7,301,306
2018-BNK11, 0.641%,
03/15/2061 (e)(h)	29,390,098	1,073,926
2018-BNK12, 0.472%,
05/15/2061 (e)(h)	73,070,158	1,698,012
2018-BNK13, 0.665%,
08/15/2061 (e)(h)	52,946,693	1,831,844
2018-BNK13, 4.193%,
08/15/2061 (e)	5,500,000	6,116,964
2018-BNK15, 4.285%,
11/15/2061 (e)	5,000,000	5,644,714

Barclays Commercial
Mortgage Trust
2019-C3, 0.935%, 05/15/2052 (e)(h)
	56,340,000	3,981,779
2019-C4, 1.297%, 08/15/2052 (e)(h)
	43,170,000	4,332,053
2019-C4, 1.751%, 08/15/2052 (e)(h)
	32,380,000	4,042,462

BENCHMARK Mortgage Trust
2018-B2, 0.565%, 02/15/2051 (e)(h)
	171,471,643	4,621,675
2018-B4, 4.059%, 07/15/2051 (e)
	5,000,000	5,567,314
2018-B6, 0.597%, 10/10/2051 (e)(h)
	78,593,151	2,337,321
2019-B9, 1.215%, 03/15/2052 (e)(h)
	30,035,987	2,489,193
2019-B9, 4.267%, 03/15/2052 (e)	1,500,000	1,714,141
2019-B12, 0.555%, 08/15/2052 (a)(e)(h)
	93,260,000	3,579,496
2018-B7, 0.605%, 05/15/2053 (e)(h)
	115,529,837	3,829,005

CCUBS Commercial
Mortgage Trust
2017-C1, 0.396%, 11/15/2050 (e)(h)
	40,062,667	967,625
2017-C1, 1.161%, 11/15/2050 (e)(h)
	31,355,656	1,893,239

CD Mortgage Trust
2017-CD3, 0.729%, 02/10/2050 (e)(h)
	61,857,000	2,622,242
2017-CD5, 3.220%, 08/15/2050	5,000,000	5,289,237
2018-C7, 4.213%, 08/15/2051	3,236,000	3,642,801

CGMS Commercial
Mortgage Trust
2017-B1, 0.352%, 08/15/2050 (e)(h)
	38,016,000	636,407

Citigroup Commercial
Mortgage Trust
2013-GC17, 5.262%, 11/10/2046 (e)
	5,000,000	5,440,115
2014-GC19, 5.262%, 03/10/2047 (e)
	2,757,579	3,011,016
2016-GC37, 3.576%, 04/10/2049	3,500,000	3,749,678
2016-C1, 4.117%, 05/10/2049	3,000,000	3,291,069
2016-C1, 5.116%, 05/10/2049 (e)	5,340,000	5,993,313
2016-P6, 4.386%, 12/10/2049 (e)	6,835,000	7,579,132
2017-P7, 0.689%, 04/14/2050 (e)(h)
	45,124,000	1,911,552
2017-C4, 0.380%, 10/12/2050 (e)(h)
	42,746,500	966,900
2017-C4, 1.260%, 10/12/2050 (e)(h)
	21,442,010	1,442,488
2017-C4, 3.297%, 10/12/2050	4,500,000	4,812,966
2018-B2, 0.549%, 03/10/2051 (e)(h)
	49,202,000	1,637,093
2018-C5, 0.371%, 06/10/2051 (a)(e)(h)
	28,400,000	780,489
2018-C5, 0.758%, 06/10/2051 (e)(h)
	70,047,171	3,510,946
2018-C5, 4.148%, 06/10/2051 (e)	4,000,000	4,477,948
2018-C6, 0.957%, 11/10/2051 (e)(h)
	22,563,429	1,393,908
2018-C6, 4.343%, 11/10/2051	5,000,000	5,660,466

COMM Mortgage Trust
2013-CR13, 5.061%, 11/10/2046 (e)
	2,000,000	2,203,755
2014-CR15, 4.898%, 02/10/2047 (e)
	5,500,000	6,008,569
2014-CR16, 4.582%, 04/10/2047	4,664,000	5,039,841
2014-CR18, 4.456%, 07/15/2047 (e)
	4,550,700	4,911,844
2013-CR11, 1.099%, 08/10/2050 (e)(h)
	51,818,404	1,761,898

CSAIL Commercial
Mortgage Trust
2015-C1, 0.500%, 04/15/2050 (a)(e)(h)
	62,192,000	1,489,337
2017-C8, 0.463%, 06/15/2050 (e)(h)
	74,773,000	2,037,041
2018-C14, 4.359%, 11/15/2051 (e)
	8,000,000	8,995,149
2019-C16, 0.912%, 06/15/2052 (e)(h)
	66,938,000	4,528,563

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

DBJPM Mortgage Trust
2017-C6, 0.392%, 06/10/2050 (e)(h)
	$97,787,000	$2,157,230

FREMF Mortgage Trust
2019-K735, 4.157%, 05/25/2026 (a)(e)
	6,000,000	6,397,075
2011-K12, 4.493%, 01/25/2046 (a)(e)
	5,700,000	5,838,414
2015-K43, 3.862%, 02/25/2048 (a)(e)
	3,446,743	3,655,563
2015-K45, 3.713%, 04/25/2048 (a)(e)
	3,100,000	3,259,770
2019-K734, 4.190%, 02/25/2051 (a)(e)
	5,000,000	5,355,655

GS Mortgage Securities Trust
2017-FARM, 3.659%, 01/10/2043 (a)(e)
	9,135,000	10,039,956
2011-GC3, 4.753%, 03/10/2044 (a)
	8,223,731	8,416,556
2012-GC6, 3.314%, 01/10/2045	2,163,795	2,183,143
2015-GC30, 4.147%,
05/10/2050 (e)	2,325,000	2,488,793
2017-GS8, 0.528%, 11/10/2050 (e)(h)
	44,642,000	1,383,433
2019-GC38, 1.997%, 02/10/2052 (a)(e)(h)
	20,916,000	3,256,322
2019-GC39, 1.781%, 05/10/2052 (a)(e)(h)
	8,215,000	1,118,826
2019-GC40, 1.301%, 07/10/2052 (a)(e)(h)
	5,920,000	608,739

JP Morgan Chase Commercial
Mortgage Securities Trust
2016-NINE, 2.949%, 10/06/2038 (a)(e)
	7,000,000	7,195,342
2012-CBX, 5.303%, 06/15/2045 (e)
	6,680,000	6,997,700
2015-JP1, 4.894%, 01/15/2049 (e)
	4,285,000	4,658,839
2007-CB20, 0.000%, 02/12/2051 (a)(e)(f)(h)(i)
	12,912,523	129

JPMBB Commercial
Mortgage Securities Trust
2015-C28, 3.532%, 10/15/2048	5,000,000	5,289,215
2015-C32, 0.500%, 11/15/2048 (a)(e)(h)
	23,066,000	617,373
2015-C33, 3.562%, 12/15/2048	5,561,000	5,872,259

JPMCC Commercial
Mortgage Securities Trust
2017-JP6, 0.778%,
07/15/2050 (e)(h)	68,830,000	3,291,712

JPMDB Commercial
Mortgage Securities Trust
2018-C8, 0.810%, 06/15/2051 (e)(h)
	47,186,404	1,995,343

Morgan Stanley Bank of
America Merrill Lynch Trust
2013-C12, 4.482%, 10/15/2046 (e)
	5,000,000	5,425,517
2014-C16, 3.592%, 06/15/2047	5,793,064	5,875,400
2015-C27, 4.679%, 12/15/2047 (e)
	3,000,000	3,322,915
2015-C25, 4.678%, 10/15/2048 (e)
	4,000,000	4,366,975
2016-C31, 1.459%, 11/15/2049 (a)(e)(h)
	21,212,500	1,774,400
2015-C23, 4.268%, 07/15/2050 (e)
	3,595,000	3,891,074

Morgan Stanley Capital I Trust
2016-BNK2, 0.677%, 11/15/2049 (e)(h)
	42,650,000	1,579,611
2018-H3, 0.520%, 07/15/2051 (e)(h)
	135,712,000	4,254,856
2019-L2, 0.792%, 03/15/2052 (e)(h)
	127,093,000	7,251,037
2018-H3, 0.998%, 07/15/2051 (e)(h)
	109,808,170	6,381,436
2018-H3, 4.120%, 07/15/2051	5,000,000	5,579,978
2019-H7, 0.810%, 07/15/2052 (e)(h)
	130,723,000	7,856,243

UBS Commercial Mortgage Trust
2017-C1, 1.054%, 06/15/2050 (e)(h)
	13,000,000	840,155
2017-C6, 0.483%, 12/15/2050 (e)(h)
	63,420,500	2,282,250
2017-C7, 0.486%, 12/15/2050 (e)(h)
	170,396,000	4,914,204
2018-C10, 1.130%, 05/15/2051 (e)(h)
	48,623,676	3,232,687
2018-C11, 0.386%, 06/15/2051 (e)(h)
	143,441,000	3,804,514
2018-C11, 0.968%, 06/15/2051 (e)(h)
	49,571,958	2,755,656
2018-C11, 4.119%, 06/15/2051	5,000,000	5,554,840
2018-C12, 0.353%, 08/15/2051 (e)(h)
	139,858,000	3,717,034
2018-C12, 0.996%, 08/15/2051 (e)(h)
	49,693,769	3,071,378
2018-C12, 4.195%, 08/15/2051	5,000,000	5,583,561
2018-C13, 0.398%, 10/15/2051 (e)(h)
	128,678,000	3,632,142

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

UBS Commercial
Mortgage Trust (Cont.)
2018-C13, 4.241%, 10/15/2051	$3,000,000	$3,404,367
2018-C14, 0.438%, 12/15/2051 (e)(h)
	114,392,000	3,514,191

UBS-Barclays Commercial
Mortgage Trust
2012-C3, 4.365%, 08/10/2049 (a)(e)
	6,000,000	6,333,215
2012-C2, 1.471%, 05/10/2063 (a)(e)(h)
	24,613,699	775,181

Wells Fargo Commercial
Mortgage Trust
2015-NXS1, 3.658%,
05/15/2048 (e)	1,320,000	1,396,232
2016-LC24, 1.160%, 10/15/2049 (e)(h)
	36,969,489	2,393,619
2017-RB1, 0.876%, 03/15/2050 (e)(h)
	38,474,561	2,039,840
2017-C42, 0.473%, 12/15/2050 (e)(h)
	116,750,000	3,270,786
2018-C44, 0.920%, 05/15/2051 (e)(h)
	95,766,793	5,098,634
2018-C45, 4.147%, 06/15/2051	5,388,000	6,005,146
2018-C46, 1.113%, 08/15/2051 (e)(h)
	51,082,025	3,082,264
2018-C46, 4.086%, 08/15/2051	5,040,000	5,623,862
2018-C48, 0.366%, 01/15/2052 (e)(h)
	138,642,000	3,441,469
2018-C48, 1.126%, 01/15/2052 (e)(h)
	48,195,315	3,528,418
2018-C48, 4.245%, 01/15/2052	7,000,000	7,881,543
2019-C49, 0.775%, 03/15/2052 (e)(h)
	125,812,000	6,908,714
2019-C49, 3.933%, 03/15/2052	5,000,000	5,564,160
2019-C49, 4.546%, 03/15/2052	4,647,000	5,274,004
2019-C50, 1.049%, 05/15/2052 (e)(h)
	36,427,311	2,905,377
2019-C50, 3.635%, 05/15/2052	5,000,000	5,472,842
2019-C51, 0.840%, 06/15/2052 (e)(h)
	130,394,000	7,937,057
2019-C52, 1.242%, 08/15/2052 (e)(h)
	43,270,854	4,135,608
2019-C52, 1.771%, 08/15/2052 (e)(h)
	61,557,655	7,549,960
2015-C30, 4.067%, 09/15/2058 (e)
	9,000,000	9,817,334
2015-C30, 4.400%, 09/15/2058 (e)
	2,100,000	2,297,727
2018-C47, 0.284%, 09/15/2061 (e)(h)
	164,144,000	2,681,161
2018-C47, 0.790%, 09/15/2061 (e)(h)
	61,530,924	2,940,563
2018-C47, 4.365%, 09/15/2061	5,625,000	6,377,740

WFRBS Commercial
Mortgage Trust
2011-C5, 5.858%, 11/15/2044 (a)(e)
	5,695,000	6,044,890
2013-UBS1, 4.898%, 03/15/2046 (e)
	7,500,000	8,282,568

TOTAL NON-AGENCY
COMMERCIAL MORTGAGE
BACKED SECURITIES
(Cost $498,585,047)		520,731,093

AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES – 5.49%

Fannie Mae-Aces
2019-M9, 2.937%, 04/25/2029	9,000,000	9,691,560

Freddie Mac Multifamily Structured
Pass Through Certificates
K014, 1.324%, 04/25/2021 (e)(h)	91,833,060	1,453,194
K018, 1.455%, 01/25/2022 (e)(h)	60,047,806	1,465,569
K019, 1.744%, 03/25/2022 (e)(h)	89,402,790	3,128,436
K021, 1.564%, 06/25/2022 (e)(h)	72,830,089	2,507,482
K723, 1.072%, 08/25/2023 (e)(h)	74,291,424	2,273,184
K723, 0.975%, 09/25/2023 (e)(h)	61,645,000	1,983,317
K726, 1.016%, 04/25/2024 (e)(h)	27,595,242	911,454
K728, 0.531%, 08/25/2024 (e)(h)	64,807,882	1,165,161
K729, 0.491%, 10/25/2024 (e)(h)	53,549,071	868,486
K042, 1.179%, 12/25/2024 (e)(h)	80,988,119	3,859,311
K734, 0.787%, 02/25/2026 (e)(h)	65,268,415	2,410,467
K735, 1.103%, 05/25/2026 (e)(h)	54,000,000	3,098,110
K735, 1.502%, 05/25/2026 (e)(h)	70,547,000	6,022,887
K061, 0.171%, 11/25/2026 (e)(h)	72,512,000	470,973
K062, 0.299%, 12/25/2026 (e)(h)	79,423,000	1,157,344
K063, 0.423%, 01/25/2027 (e)(h)	103,026,078	2,026,914
K064, 0.743%, 03/25/2027 (e)(h)	74,344,542	3,016,693
K065, 0.688%, 05/25/2027 (e)(h)	57,193,000	2,350,238
K066, 0.890%, 06/25/2027 (e)(h)	31,910,722	1,636,136
KW03, 0.983%, 06/25/2027 (e)(h)	16,322,563	831,803
K067, 0.713%, 07/25/2027 (e)(h)	40,880,084	1,688,466
K068, 0.567%, 08/25/2027 (e)(h)	25,604,616	799,601
K069, 0.496%, 09/25/2027 (e)(h)	30,971,830	858,595
K070, 0.457%, 11/25/2027 (e)(h)	280,560,757	7,091,145
K072, 0.495%, 12/25/2027 (e)(h)	61,656,895	1,734,797
K073, 0.203%, 01/25/2028 (e)(h)	54,203,000	1,031,190
K074, 0.427%, 01/25/2028 (e)(h)	208,070,339	5,103,549
K073, 0.435%, 01/25/2028 (e)(h)	157,080,899	3,940,689
KW06, 0.237%, 06/25/2028 (e)(h)	598,255,231	6,562,800

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Freddie Mac Multifamily Structured
Pass Through Certificates (Cont.)
K080, 0.265%, 07/25/2028 (e)(h)	$432,220,070	$5,645,183
K081, 0.211%, 08/25/2028 (e)(h)	156,500,119	1,450,427
K084, 0.331%, 10/25/2028 (e)(h)	340,006,168	6,432,951
K089, 0.600%, 01/25/2029 (e)(h)	53,965,000	2,263,983
K088, 0.653%, 01/25/2029 (e)(h)	149,973,232	6,653,367
K090, 0.853%, 02/25/2029 (e)(h)	77,982,348	4,736,936
K091, 0.631%, 03/25/2029 (e)(h)	53,659,000	2,425,553
KW09, 0.939%, 05/25/2029 (e)(h)	47,500,000	3,040,670
K093, 1.092%, 05/25/2029 (e)(h)	50,785,167	4,033,383
K094, 1.016%, 06/25/2029 (e)(h)	101,594,354	7,587,635
K1511, 3.279%, 10/25/2030	12,208,146	13,224,257
K152, 1.102%, 01/25/2031 (e)(h)	31,183,787	2,597,005
K155, 0.256%, 04/25/2033 (e)(h)	247,906,305	4,281,639
K1511, 0.930%, 03/25/2034 (e)(h)	43,173,887	3,680,479
K1512, 1.056%, 04/25/2034 (e)(h)	47,793,866	4,621,347
K090, 0.768%, 03/25/2029 (e)(h)	50,517,000	2,827,866

TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $141,552,582)		156,642,232

MUNICIPAL BONDS – 25.75%

Alaska – 0.05%

Borough of North Slope, AK
5.426%, 06/30/2023	1,260,000	1,389,994

Arizona – 0.20%

City of Phoenix Civic
Improvement Corp.
5.500%, 07/01/2031	840,000	1,174,202
5.500%, 07/01/2033	1,010,000	1,452,956
5.500%, 07/01/2034	665,000	970,401

Tempe Industrial
Development Authority
4.000%, 10/01/2023 (a)	2,000,000	2,025,640
		5,623,199
California – 6.22%

Alvord Unified School District
0.000%, 08/01/2046 (f)	1,720,000	2,035,998

California School
Finance Authority
4.000%, 07/15/2020 (a)	5,000,000	5,008,250

City of Industry, CA
4.000%, 01/01/2028	2,885,000	3,203,966

City of Los Angeles
Department of Airports
6.582%, 05/15/2039	5,070,000	7,077,010

City of Los Angeles, CA
3.000%, 09/01/2026	4,320,000	4,643,050
3.550%, 09/01/2031	3,000,000	3,322,140

City of Oakland, CA
3.000%, 01/15/2027	3,100,000	3,299,330

City of Sacramento, CA Transient
Occupancy Tax Revenue
3.858%, 06/01/2025	3,320,000	3,603,395

City of South Lake Tahoe, CA
4.000%, 06/01/2027	1,600,000	1,752,944

City of Union City, CA
0.000%, 07/01/2025 (f)	2,105,000	1,803,017

Coachella Valley
Unified School District
0.000%, 08/01/2034 (f)	1,100,000	776,699

County of Marin, CA
5.410%, 08/01/2026	9,495,000	11,204,385

County of San Bernardino, CA
6.020%, 08/01/2023	7,000,000	7,767,340

County of San Diego, CA
6.029%, 08/15/2026	765,000	912,201

County of Sonoma, CA
6.000%, 12/01/2029	10,075,000	12,275,078

Fullerton Public
Financing Authority
7.750%, 05/01/2031	1,490,000	1,965,653

Los Angeles County Metropolitan
Transportation Authority
5.735%, 06/01/2039	12,750,000	17,874,352

Los Angeles Unified
School District
5.981%, 05/01/2027	12,375,000	15,625,046

Monrovia School Facilities
Grant Financing Authority
7.000%, 06/01/2027	2,155,000	2,730,665

M-S-R Energy Authority
7.000%, 11/01/2034	3,500,000	5,454,505

Norwalk-La Mirada
Unified School District
0.000%, 08/01/2038 (f)	4,200,000	2,387,490

Oakland Alameda County
Coliseum Authority
3.643%, 02/01/2025	3,000,000	3,244,290

Palmdale Elementary
School District
0.000%, 08/01/2029 (f)	540,000	442,541

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

California – 6.22% (Cont.)

Peralta Community
College District
0.000%, 08/05/2031 (f)	$4,375,000	$3,784,375

Placentia-Yorba Linda
Unified School District
0.000%, 08/01/2035 (f)	7,600,000	5,250,308

Pomona Redevelopment
Agency Successor Agency
3.837%, 02/01/2025	4,260,000	4,676,500
3.930%, 02/01/2026	7,020,000	7,828,283

Poway Unified School District
0.000%, 08/01/2034 (f)	5,360,000	3,886,375

San Diego Tobacco Settlement
Revenue Funding Corp.
3.435%, 06/01/2023	2,155,000	2,245,747

San Diego Unified School District
0.000%, 07/01/2036 (f)	7,895,000	5,371,205

San Francisco City &
County Redevelopment
Financing Authority
0.000%, 08/01/2036 (f)	5,185,000	3,136,355

Santa Ana Community
Redevelopment Agency
Successor Agency
3.753%, 09/01/2025	2,500,000	2,753,450
3.867%, 09/01/2026	4,000,000	4,478,200

University of California
4.601%, 05/15/2031	9,980,000	11,757,538

Yosemite Community
College District
0.000%, 08/01/2038 (f)	6,110,000	3,860,176
		177,437,857
Colorado – 0.04%

Colorado Educational &
Cultural Facilities Authority
3.285%, 03/01/2028	1,000,000	1,082,440

Colorado Health
Facilities Authority
5.000%, 12/01/2019	325,000	325,627
		1,408,067
Connecticut – 0.05%

Harbor Point Infrastructure
Improvement District
12.500%, 04/01/2039	1,275,000	1,348,937

District of Columbia – 0.50%

Metropolitan Washington
Airports Authority Dulles
Toll Road Revenue
8.000%, 10/01/2047	8,410,000	14,337,789

Florida – 0.62%

City of Gainesville, FL
0.000%, 10/01/2027 (f)	4,610,000	3,793,569
0.000%, 10/01/2028 (f)	1,300,000	1,034,644

County of Miami-Dade, FL
0.000%, 10/01/2034 (f)	1,345,000	1,959,033

County of Miami-Dade, FL
Aviation Revenue
3.175%, 10/01/2028	5,100,000	5,532,480
3.275%, 10/01/2029	1,700,000	1,867,212

Greater Orlando
Aviation Authority
5.000%, 10/01/2042	1,850,000	2,229,916

Seminole County Industrial
Development Authority
10.000%, 12/28/2021 (a)(i)	325,000	418,018
12.500%, 12/28/2021 (a)(i)	580,000	800,226
		17,635,098
Georgia – 0.52%

Medical Center
Hospital Authority
4.875%, 08/01/2022	7,020,000	7,490,761

State of Georgia
3.500%, 07/01/2029	1,000,000	1,120,830

Valdosta & Lowndes County
Hospital Authority
2.604%, 10/01/2030	2,000,000	2,060,980
3.000%, 10/01/2029	2,000,000	2,139,740
3.000%, 10/01/2028	1,770,000	1,887,139
		14,699,450
Idaho – 0.26%

Idaho Energy
Resources Authority
2.772%, 09/01/2026	7,200,000	7,544,376

Illinois – 0.62%

Boone Mchenry & Dekalb
Counties Community Unit
School District No. 100
0.000%, 12/01/2022 (f)	660,000	626,393

Chicago O’Hare
International Airport
5.000%, 01/01/2037	1,000,000	1,193,410

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Illinois – 0.62% (Cont.)

City of Chicago, IL
Waterworks Revenue
5.750%, 11/01/2030	$2,485,000	$3,217,951

Illinois Finance Authority
3.548%, 08/15/2029	1,500,000	1,629,315

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2033 (f)	5,075,000	3,440,444

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	2,570,000	3,026,689

Southwestern Illinois
Development Authority
7.030%, 04/15/2032	675,000	695,486

State of Illinois
5.750%, 01/01/2037	3,000,000	3,756,030

Will County Elementary
School District No. 122
5.250%, 10/01/2023	220,000	220,523
		17,806,241
Indiana – 0.59%

City of Fishers, IN
4.000%, 08/01/2028	1,525,000	1,713,490

Indiana Finance Authority
4.807%, 07/15/2035	3,000,000	3,870,180

Indiana Municipal Power Agency
5.000%, 01/01/2039	2,800,000	3,353,672

Indianapolis Board of
School Commissioners
3.800%, 07/15/2030	5,000,000	5,684,450

Northern Indiana Commuter
Transportation District
5.000%, 07/01/2035	1,770,000	2,130,284
		16,752,076
Kentucky – 0.30%

County of Warren, KY
3.921%, 12/01/2031	825,000	942,365
4.397%, 12/01/2038	1,500,000	1,835,835

Kentucky Higher Education
Student Loan Corp.
3.690%, 06/01/2023	2,000,000	2,119,420
3.860%, 06/01/2025	2,000,000	2,182,200

Kentucky State Property &
Building Commission
5.000%, 02/01/2032	1,150,000	1,354,596
		8,434,416
Louisiana – 0.70%

City of New Orleans, LA
8.800%, 12/01/2039	1,000,000	1,016,960

State of Louisiana
5.000%, 03/01/2039	15,000,000	18,943,050
		19,960,010
Massachusetts – 0.82%

Commonwealth of
Massachusetts
2.663%, 09/01/2039	10,000,000	10,145,300
4.910%, 05/01/2029	3,115,000	3,809,302

Massachusetts Educational
Financing Authority
3.455%, 07/01/2028	2,000,000	2,200,480
3.831%, 07/01/2024	4,215,000	4,543,096

Massachusetts Port Authority
5.000%, 07/01/2042	1,500,000	1,809,555

Massachusetts State
College Building Authority
5.932%, 05/01/2040	550,000	764,126
		23,271,859
Michigan – 1.42%

Chippewa Valley Schools
5.000%, 05/01/2039	3,800,000	4,786,024
5.000%, 05/01/2040	3,975,000	4,985,684

Detroit City School District
7.747%, 05/01/2039	7,155,000	11,016,410

Michigan Finance Authority
2.610%, 11/01/2025	2,180,000	2,245,487
2.710%, 11/01/2026	4,105,000	4,265,218
3.610%, 11/01/2032	3,000,000	3,302,370
6.396%, 09/01/2024	1,980,000	2,387,722

University of Michigan
5.513%, 04/01/2030	4,000,000	5,052,480

Ypsilanti School District
2.620%, 05/01/2023	2,500,000	2,564,500
		40,605,895
Mississippi – 0.51%

State of Mississippi
3.851%, 11/01/2027	4,000,000	4,610,040
5.000%, 10/15/2037	7,925,000	9,943,815
		14,553,855
Missouri – 0.61%
Jackson County School District
6.000%, 03/01/2038	2,500,000	3,443,975

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Missouri – 0.61% (Cont.)

Kansas City Land Clearance
Redevelopment Authority
6.400%, 10/15/2040 (a)	$8,000,000	$8,740,480

St. Louis School District
5.950%, 04/01/2024	235,000	276,581
6.450%, 04/01/2028	3,800,000	5,050,200
		17,511,236
Nebraska – 0.27%

Central Plains Energy Project
5.000%, 09/01/2034	5,700,000	7,580,715

Nevada – 0.21%

Clark County School District
5.510%, 06/15/2024	5,495,000	6,079,998

New Jersey – 1.11%

New Jersey Economic
Development Authority
0.000%, 02/15/2025 (f)	18,701,000	16,372,912

New Jersey Educational
Facilities Authority
2.504%, 07/01/2023	1,355,000	1,381,897

New Jersey Institute
of Technology
3.323%, 07/01/2024	2,270,000	2,345,909

New Jersey Transportation
Trust Fund Authority
6.104%, 12/15/2028	10,960,000	11,499,232
		31,599,950
New York – 1.75%

Dutchess County Local
Development Corp.
4.550%, 07/01/2022	1,055,000	1,107,824

Fiscal Year 2005
Securitization Corp.
4.930%, 04/01/2020	2,115,000	2,121,028

Monroe County Industrial
Development Corp.
3.622%, 07/01/2024	2,525,000	2,711,875

New York City Transitional
Finance Authority Building
Aid Revenue
4.800%, 07/15/2026	4,000,000	4,606,600

New York City Transitional
Finance Authority Future
Tax Secured Revenue
3.150%, 11/01/2025	1,075,000	1,150,959
3.500%, 08/01/2027	12,000,000	13,222,200
3.590%, 08/01/2027	7,000,000	7,753,200

New York State
Dormitory Authority
5.096%, 08/01/2034	3,125,000	3,789,750

New York State
Urban Development Corp.
3.420%, 03/15/2028	3,580,000	3,928,155

Port Authority of New York
& New Jersey
6.040%, 12/01/2029	7,025,000	9,506,371
		49,897,962
Ohio – 0.78%

County of Cuyahoga, OH
2.876%, 07/01/2025	1,000,000	1,055,960
2.976%, 07/01/2026	3,000,000	3,191,130

JobsOhio Beverage System
4.532%, 01/01/2035	13,885,000	17,205,042

Sycamore Community City
School District
5.850%, 12/01/2028	590,000	759,855
		22,211,987
Oklahoma – 0.60%

Midwest City Economic
Development Authority
3.550%, 02/01/2025	1,060,000	1,144,683

Oklahoma City Economic
Development Trust
3.154%, 08/01/2025	2,500,000	2,650,100

Oklahoma County Metro
Technology Centers
School District No. 22
3.050%, 06/01/2028	9,000,000	9,658,620

Oklahoma Development
Finance Authority
5.450%, 08/15/2028	3,015,000	3,556,675
		17,010,078
Oregon – 0.81%

Benton & Linn Counties
Consolidated School District
0.000%, 06/15/2038 (f)	2,000,000	2,425,900

Oregon School
Boards Association
5.680%, 06/30/2028	15,000,000	18,542,850

Washington County
School District No. 15
5.909%, 06/15/2026	1,695,000	2,096,359
		23,065,109

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Pennsylvania – 1.24%

Berks County Industrial
Development Authority
3.950%, 05/15/2024	$720,000	$748,015
4.450%, 05/15/2027	800,000	850,592

Carbon County
Hospital Authority
3.377%, 11/15/2023	1,000,000	1,064,460
3.677%, 11/15/2025	1,000,000	1,093,070

City of York, PA
0.000%, 02/01/2023 (f)	740,000	693,491

Commonwealth
Financing Authority
4.014%, 06/01/2033	1,995,000	2,326,110

Pennsylvania Economic
Development Financing Authority
5.000%, 12/31/2030	1,000,000	1,176,900
5.201%, 06/15/2020	1,290,000	1,315,800

Pennsylvania
Turnpike Commission
5.000%, 06/01/2042	5,000,000	5,916,700
6.250%, 06/01/2033	5,295,000	6,831,291
6.375%, 12/01/2038	3,850,000	5,129,240

Philadelphia Authority
for Industrial Development
0.000%, 04/15/2022 (f)	6,447,000	6,078,103

Union County Hospital Authority
3.800%, 08/01/2023	1,100,000	1,137,851
4.400%, 08/01/2028	1,060,000	1,161,463
		35,523,086
Puerto Rico – 0.26%

Children’s Trust Fund
5.375%, 05/15/2033	4,755,000	4,824,803

Puerto Rico Sales Tax Financing
Corp. Sales Tax Revenue
0.000%, 07/01/2027 (f)	3,237,000	2,561,406
		7,386,209
South Carolina – 0.27%

Commission of Public Works,
City of Greer
5.500%, 09/01/2032	2,000,000	2,788,700

South Carolina Public
Service Authority
2.388%, 12/01/2023	5,000,000	5,040,700
		7,829,400
Tennessee – 0.24%

Memphis-Shelby County
Airport Authority
5.000%, 07/01/2038	1,490,000	1,820,169

Memphis-Shelby County
Industrial Development Board
4.700%, 07/01/2027	230,000	250,224

State of Tennessee
4.182%, 08/01/2031	4,000,000	4,700,400
		6,770,793
Texas – 2.59%

City of Austin, TX
Electric Utility Revenue
2.987%, 11/15/2029	4,235,000	4,597,008
3.037%, 11/15/2030	1,000,000	1,094,580

City of Dallas, TX
0.000%, 02/15/2026 (f)	2,565,000	2,255,071
0.000%, 02/15/2030 (f)	1,910,000	1,515,585
0.000%, 02/15/2031 (f)	10,000,000	7,715,400

City of El Paso, TX
6.018%, 08/15/2035	3,000,000	4,184,160

City of Houston, TX
5.508%, 03/01/2036	2,400,000	3,292,416
6.290%, 03/01/2032	5,580,000	7,074,994

City of Houston, TX
Airport System Revenue
6.880%, 01/01/2028	500,000	615,230

City of Irving, TX
7.375%, 08/15/2044	3,500,000	3,984,785

County of Galveston, TX
5.905%, 02/01/2029	5,005,000	5,936,180

El Paso Independent
School District
1.550%, 08/15/2025	6,175,000	6,002,841

New Hope Cultural
Education Facilities Corp.
4.000%, 08/01/2020 (i)	220,000	130,002

North Texas Tollway Authority
0.000%, 01/01/2031 (f)	7,500,000	5,984,325
8.410%, 02/01/2030	5,090,000	7,002,313
8.910%, 02/01/2030	2,500,000	2,570,750
8.250%, 07/01/2024	9,695,000	9,785,454
		73,741,094
Utah – 0.04%

Ogden City Redevelopment Agency
3.000%, 04/01/2023	1,000,000	1,037,530

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Virginia – 0.42%

Virginia Commonwealth
Transportation Board
5.350%, 05/15/2035	$1,465,000	$1,867,641

Virginia Public Building Authority
5.900%, 08/01/2030	7,675,000	10,040,742
		11,908,383
West Virginia – 0.34%

Tobacco Settlement Finance Authority
7.467%, 06/01/2047	6,760,000	7,053,519

West Virginia University
0.000%, 04/01/2030 (f)	3,460,000	2,774,609
		9,828,128
Wisconsin – 0.79%

Public Finance Authority
3.930%, 12/15/2025	1,960,000	2,130,050
4.153%, 05/15/2031	3,635,000	4,100,789
5.000%, 05/15/2032 (a)	1,275,000	1,448,553
5.000%, 03/01/2041	4,850,000	5,779,696
7.625%, 12/01/2048 (a)	5,000,000	5,154,400
9.000%, 06/1/2029 (a)(i)	4,000,000	4,040,520
		22,654,008
TOTAL MUNICIPAL BONDS
(Cost $679,185,102)		734,444,785

US GOVERNMENT NOTE/BOND – 0.89%

United States Treasury Note/Bond
2.750%, 11/30/2020	25,000,000	25,322,754

TOTAL US GOVERNMENT
NOTE/BOND
(Cost $24,962,980)		25,322,754

US GOVERNMENT TREASURY BILLS – 3.15%

United States Treasury Bills
2.613%, 12/05/2019	40,000,000	39,802,210
2.478%, 09/19/2019	50,000,000	49,956,666

TOTAL US GOVERNMENT
TREASURY BILLS
(Cost $89,674,686)		89,758,876

CLOSED-END MUTUAL FUNDS – 0.26%
BlackRock Investment Quality
Municipal Trust, Inc.	24,400	382,104
Invesco High Income Trust II	143,246	2,042,688
Invesco Municipal Opportunity Trust	172,200	2,198,994
Nuveen Quality Municipal
Income Fund	183,527	2,670,318

TOTAL CLOSED-END
MUTUAL FUNDS
(Cost $7,013,036)		7,294,104

SHORT-TERM INVESTMENTS – 3.62%
First American Treasury Obligations
Fund – Class X – 2.025% (j)	103,325,266	103,325,266

TOTAL SHORT-TERM INVESTMENTS
(Cost $103,325,266)		103,325,266

Total Investments
(Cost $2,752,637,277) – 99.91%		2,849,368,467

Other Assets in Excess
of Liabilities – 0.09%		2,453,471

TOTAL NET ASSETS – 100.00%		$2,851,821,938

Percentages are stated as a percent of net assets.
(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(b)	Variable rate security; the rate shown represents the rate at August 31, 2019.
(c)	Foreign issued security.
(d)	Step-up bond; the rate shown represents the rate at August 31, 2019.
(e)	Variable rate security; the rate shown represents the rate at August 31, 2019. The coupon is based on an underlying pool of loans.
(f)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(g)	Inverse floating rate security whose interest rate moves in opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier slope.
(h)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(i)	Represents an illiquid security. The total market value of these securities were $5,388,895, representing 0.19% of net assets.
(j)	Seven day yield at August 31, 2019.

Abbreviations:
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

MUNICIPAL BONDS – 96.86%

Alabama – 2.38%

Alabama Economic
Settlement Authority
3.163%, 09/15/2025	$1,800,000	$1,862,946

City of Homewood, AL
5.000%, 09/01/2033	1,000,000	1,219,830

Lower Alabama Gas District
5.000%, 09/01/2031	1,005,000	1,298,942

Water Works Board of the
City of Birmingham
5.000%, 01/01/2040	3,000,000	3,473,850
		7,855,568
Alaska – 1.06%

Alaska Housing Finance Corp.
5.000%, 12/01/2031	1,145,000	1,452,913

CIVIC Ventures, AK
5.000%, 09/01/2033	1,750,000	2,046,433
		3,499,346
Arizona – 1.65%

City of Phoenix Civic
Improvement Corp.
5.500%, 07/01/2038	2,000,000	3,040,440

Florence Town, Inc. Industrial
Development Authority
5.000%, 07/01/2023	325,000	341,845

Industrial Development
Authority of the City of Phoenix
5.000%, 06/01/2027	500,000	544,340

Tempe Industrial
Development Authority
4.000%, 10/01/2023 (a)	1,500,000	1,519,230
		5,445,855
Arkansas – 0.48%

County of Saline, AR
3.550%, 06/01/2042	1,500,000	1,580,310

California – 7.76%

California School Finance Authority
3.000%, 07/15/2020 (a)	2,120,000	2,123,901

California Statewide Communities
Development Authority
6.400%, 06/01/2039	2,390,000	3,332,496

City of Los Angeles, CA
Department of Airports
5.000%, 05/15/2033	1,000,000	1,202,540

Clovis Unified School District
0.000%, 08/01/2028 (d)	2,000,000	1,708,440

M-S-R Energy Authority
7.000%, 11/01/2034	1,160,000	1,805,865

Palmdale Elementary
School District
0.000%, 08/01/2028 (d)	500,000	422,240

Ravenswood City
School District
5.000%, 08/01/2038	1,260,000	1,521,400

Rialto Redevelopment Agency
5.000%, 09/01/2037	1,000,000	1,252,950

San Diego Tobacco Settlement
Revenue Funding Corp.
4.000%, 06/01/2032	900,000	970,155

San Diego Unified
School District
0.000%, 07/01/2041 (d)	2,000,000	2,133,860

San Joaquin Hills Transportation
Corridor Agency
5.000%, 01/15/2029	550,000	647,785

San Mateo Foster City
Public Financing Authority
5.000%, 08/01/2049	2,000,000	2,556,320

St. Helena Unified School District
0.000%, 06/01/2036 (d)	2,805,000	3,407,065

University of California
4.601%, 05/15/2031	2,110,000	2,485,812
		25,570,829
Colorado – 2.91%

City & County of Denver, CO
Airport System Revenue
5.000%, 12/01/2034	2,500,000	3,460,425

Colorado Health Facilities Authority
3.125%, 05/15/2027	1,250,000	1,256,287
5.000%, 08/01/2044	500,000	609,785

El Paso County School District
No. 49 Falcon
5.000%, 12/15/2031	1,500,000	1,803,480

Public Authority for
Colorado Energy
6.500%, 11/15/2038	1,570,000	2,448,808
		9,578,785
District of Columbia – 0.56%

Metropolitan Washington
Airports Authority
5.000%, 10/01/2032	1,500,000	1,830,960

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Florida – 7.24%

City of Belle Isle, FL
5.500%, 10/01/2022	$420,000	$439,274

City of Orlando, FL
5.000%, 11/01/2038	1,000,000	1,222,100

County of Miami-Dade
Seaport Department
5.750%, 10/01/2028	545,000	637,503

County of Miami-Dade, FL
5.250%, 10/01/2030	1,020,000	1,379,366

County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2038	1,405,000	1,640,689

County of Sarasota, FL
Utility System Revenue
5.000%, 10/01/2039	2,000,000	2,560,280

Florida Development Finance Corp.
1.900%, 01/01/2049	2,500,000	2,500,800
6.250%, 01/01/2049 (a)	1,000,000	959,390
6.375%, 01/01/2049 (a)	1,250,000	1,196,587

Greater Orlando Aviation Authority
5.000%, 10/01/2046	1,500,000	1,774,035

Sarasota County
Health Facilities Authority
2.700%, 01/01/2022	1,000,000	1,000,420
3.300%, 01/01/2023	1,000,000	1,000,810

School Board of Miami-Dade County
5.000%, 03/15/2039	2,645,000	3,152,814

School District of Broward County
5.000%, 07/01/2040	2,500,000	3,132,500

Seminole County Industrial
Development Authority
10.000%, 12/28/2021 (a)(b)	905,000	1,164,020

Venetian Community
Development District
5.000%, 05/01/2023	100,000	104,309
		23,864,897
Georgia – 2.01%

Americus & Sumter County
Hospital Authority
5.125%, 05/15/2023	325,000	351,936

Brookhaven Development Authority
5.000%, 07/01/2039	750,000	952,590

City of Atlanta, GA Water &
Wastewater Revenue
5.500%, 11/01/2027	1,550,000	1,947,684

Fulton County
Development Authority
5.000%, 06/01/2032	2,000,000	2,746,320

Georgia Municipal Association, Inc.
5.000%, 12/01/2037	500,000	615,085
		6,613,615
Hawaii – 1.12%

City & County of Honolulu, HI
5.000%, 10/01/2030	1,000,000	1,355,190

State of Hawaii
5.000%, 01/01/2038	1,885,000	2,348,691
		3,703,881
Illinois – 5.94%

Boone & Winnebago
Counties Community Unit
School District No. 200
0.000%, 01/01/2024 (d)	815,000	752,848

Boone, McHenry & DeKalb
Counties Community Unit
School District No. 100
0.000%, 12/01/2023 (d)	1,135,000	1,066,525
0.000%, 12/01/2024 (d)	520,000	478,962

Chicago Board of Education
0.000%, 12/01/2022 (d)	840,000	793,649

Chicago O’Hare International Airport
5.000%, 01/01/2037	1,000,000	1,193,410

Chicago Transit Authority
5.000%, 06/01/2024	750,000	864,367
5.250%, 12/01/2036	1,500,000	1,601,880

Cook County School
District No. 103 Lyons
0.000%, 12/01/2022 (d)	850,000	804,126

Illinois Finance Authority
5.000%, 01/01/2034	500,000	592,660
5.000%, 07/01/2037	2,000,000	2,564,440

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2026 (d)	2,375,000	2,062,355

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	1,000,000	1,177,700

Railsplitter Tobacco
Settlement Authority
5.000%, 06/01/2027	1,000,000	1,217,690

Sales Tax Securitization Corp.
5.000%, 01/01/2027	1,700,000	2,045,933

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Illinois – 5.94% (Cont.)

State of Illinois
6.000%, 06/15/2026	$1,575,000	$1,936,888

Will County Community Unit School
District No. 201-U Crete-Monee
0.000%, 11/01/2020 (d)	430,000	422,079
		19,575,512
Indiana – 5.06%

City of Valparaiso, IN
6.750%, 01/01/2034	500,000	588,550

Hammond Multi-School
Building Corp.
5.000%, 07/15/2034	1,000,000	1,214,850

Indiana Finance Authority
5.000%, 09/01/2036	1,000,000	1,194,220
5.500%, 11/15/2026	1,155,000	1,248,462
6.000%, 08/01/2039	1,135,000	1,138,882

Indiana Health Facility
Financing Authority
5.000%, 11/15/2034	1,010,000	1,209,829

Indiana Municipal Power Agency
5.000%, 01/01/2042	2,500,000	2,979,450

Indianapolis Local Public
Improvement Bond Bank
5.000%, 01/01/2039	2,500,000	3,130,950
5.250%, 02/01/2039	2,000,000	2,584,720

Northern Indiana Commuter
Transportation District
5.000%, 07/01/2033	1,130,000	1,366,712
		16,656,625
Kentucky – 0.41%

Grant County School
District Finance Corp.
1.400%, 08/01/2022	240,000	239,066

Kentucky Economic Development
Finance Authority
5.000%, 05/15/2026	1,000,000	1,125,660
		1,364,726
Louisiana – 2.30%

East Baton Rouge
Sewerage Commission
5.000%, 02/01/2039	2,000,000	2,334,020

Louisiana Energy & Power Authority
5.250%, 06/01/2028	410,000	466,543

Louisiana Local Government
Environmental Facilities &
Community Development Authority
5.000%, 11/01/2032	1,200,000	1,435,872
5.000%, 12/01/2037	1,685,000	2,107,716

Tobacco Settlement Financing Corp.
5.000%, 05/15/2022	400,000	437,976
5.250%, 05/15/2033	740,000	803,129
		7,585,256
Maryland – 0.47%

City of Rockville, MD
2.500%, 11/01/2024	1,560,000	1,560,577

Massachusetts – 1.67%

Commonwealth of Massachusetts
5.250%, 09/01/2043	2,000,000	2,558,720

Massachusetts Educational
Financing Authority
4.500%, 07/01/2024	95,000	100,485
5.000%, 07/01/2028	2,250,000	2,832,300
		5,491,505
Michigan – 1.38%

Battle Creek School District
5.000%, 05/01/2037	775,000	928,961

Charter Township of Commerce, MI
5.000%, 12/01/2038	1,000,000	1,191,070

Detroit City School District
5.250%, 05/01/2027	715,000	909,030

Grand Rapids Public Schools
5.000%, 11/01/2040	1,000,000	1,249,840

Michigan Finance Authority
3.875%, 10/01/2023	250,000	266,515
		4,545,416
Minnesota – 2.73%

City of Minneapolis, MN
3.750%, 11/01/2021	1,000,000	1,001,230
5.000%, 03/01/2029	450,000	474,862

City of St. Anthony, MN
6.000%, 12/01/2030	1,000,000	1,106,310

Dakota County Community
Development Agency
3.800%, 07/01/2022	2,000,000	2,014,840

Housing & Redevelopment
Authority of the City of St. Paul, MN
3.375%, 05/01/2021 (a)	470,000	470,071
3.750%, 09/01/2021	1,000,000	1,004,010
3.750%, 03/01/2021	1,000,000	1,000,330

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Minnesota – 2.73% (Cont.)

Kanabec Hospital
2.750%, 12/01/2019	$1,000,000	$1,000,510

Minneapolis-St. Paul Metropolitan
Airports Commission
5.000%, 01/01/2041	750,000	905,498
		8,977,661
Missouri – 1.48%

Jackson County School District
5.500%, 03/01/2035	1,015,000	1,367,418
5.500%, 03/01/2037	990,000	1,329,689

Kansas City Land Clearance
Redevelopment Authority
4.375%, 02/01/2031 (a)	1,000,000	1,091,390

Maryland Heights Industrial
Development Authority
5.000%, 03/15/2039	1,000,000	1,099,720
		4,888,217
Nebraska – 0.81%

Central Plains Energy Project
5.000%, 09/01/2034	2,000,000	2,659,900

Nevada – 2.88%

City of Las Vegas, NV
5.000%, 09/01/2031	1,150,000	1,396,491

County of Clark
Department of Aviation
5.000%, 07/01/2041	2,500,000	3,183,850

County of Washoe, NV
5.000%, 02/01/2042	2,000,000	2,486,340

Las Vegas Convention &
Visitors Authority
5.000%, 07/01/2043	2,000,000	2,436,600
		9,503,281
New Jersey – 2.55%

Garden State Preservation Trust
5.750%, 11/01/2028	960,000	1,235,530

New Jersey Economic
Development Authority
3.375%, 07/01/2030	1,000,000	1,035,730
5.500%, 01/01/2027	300,000	348,030
6.425%, 12/15/2035	1,800,000	1,853,028

New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2027	750,000	930,562

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2027 (d)	2,150,000	1,835,369
0.000%, 12/15/2030 (d)	1,500,000	1,177,110
		8,415,359
New York – 5.71%

City of New York, NY
5.000%, 12/01/2037	2,000,000	2,542,320
6.246%, 06/01/2035	2,000,000	2,062,260

New York City Transitional
Finance Authority Future
Tax Secured Revenue
5.000%, 08/01/2040	5,000,000	6,246,850

New York City Water &
Sewer System
5.000%, 06/15/2040	2,000,000	2,498,400

New York Liberty Development Corp.
5.250%, 10/01/2035	845,000	1,176,316

New York State Dormitory Authority
5.000%, 03/15/2041	2,000,000	2,505,980

Port Authority of New York
& New Jersey
5.000%, 09/01/2032	1,525,000	1,784,250
		18,816,376
North Carolina – 0.31%

North Carolina Medical
Care Commission
3.550%, 10/01/2024	1,000,000	1,005,660

North Dakota – 1.37%

City of Horace, ND
2.500%, 08/01/2021	2,000,000	2,017,780

City of Langdon, ND
1.500%, 11/01/2019	1,500,000	1,499,895

City of Mandan, ND
2.750%, 09/01/2041	1,000,000	998,050
		4,515,725
Ohio – 2.05%

City of Cleveland, OH
Income Tax Revenue
5.000%, 10/01/2037	825,000	927,506

County of Cuyahoga, OH
5.500%, 02/15/2052	1,300,000	1,535,235

Dayton City School District
5.000%, 11/01/2031	1,000,000	1,344,620

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Ohio – 2.05% (Cont.)

Highland Local School District
5.250%, 12/01/2054	$1,500,000	$1,685,190

State of Ohio
5.000%, 01/01/2033	1,000,000	1,258,070
		6,750,621
Oregon – 1.05%

Benton & Linn Counties
Consolidated School District
0.000%, 06/15/2038 (d)	1,455,000	1,764,842

Medford Hospital Facilities Authority
5.000%, 10/01/2024	450,000	509,283

Port of Portland, OR
Airport Revenue
5.000%, 07/01/2042	1,000,000	1,191,940
		3,466,065
Pennsylvania – 4.88%

Berks County Industrial
Development Authority
3.200%, 05/15/2021	565,000	567,915

Commonwealth Financing Authority
5.000%, 06/01/2034	1,000,000	1,240,330
5.000%, 06/01/2035	500,000	616,500

Delaware Valley Regional
Finance Authority
2.374%, 09/01/2048	1,000,000	1,003,920
5.500%, 08/01/2028	2,850,000	3,728,911

Hopewell Area School District
0.000%, 09/01/2026 (d)	900,000	794,187

Montour School District
5.000%, 04/01/2035	1,825,000	2,142,970

Pennsylvania Economic
Development Financing Authority
5.000%, 06/30/2028	750,000	890,010

Pennsylvania Turnpike Commission
6.000%, 12/01/2030	625,000	816,413
6.375%, 12/01/2038	2,000,000	2,664,540

Philadelphia Authority for
Industrial Development
0.000%, 04/15/2021 (d)	1,025,000	988,756

Scranton School District
5.000%, 12/01/2035	500,000	610,420
		16,064,872
Puerto Rico – 1.86%

Children’s Trust Fund
5.375%, 05/15/2033	1,590,000	1,613,341

Puerto Rico Convention
Center District Authority
4.500%, 07/01/2036	1,900,000	1,904,978

Puerto Rico Sales Tax Financing
Corp. Sales Tax Revenue
0.000%, 07/01/2024 (d)	1,963,000	1,712,737
0.000%, 07/01/2029 (d)	1,220,000	897,420
		6,128,476
Rhode Island – 0.56%

Rhode Island Student Loan Authority
5.000%, 12/01/2023	905,000	1,029,383
5.000%, 12/01/2025	525,000	625,412

Tobacco Settlement Financing Corp.
2.250%, 06/01/2041	175,000	175,871
		1,830,666
South Carolina – 0.95%

Commission of Public Works,
City of Greer
5.500%, 09/01/2032	1,000,000	1,394,350

South Carolina Ports Authority
5.250%, 07/01/2055	1,500,000	1,734,090
		3,128,440
Texas – 14.86%

Alamo Regional Mobility Authority
5.000%, 06/15/2039	1,335,000	1,565,942

Alvin Texas Independent
School District
5.000%, 02/15/2038	2,095,000	2,567,088

Arlington Higher Education
Finance Corp.
2.550%, 12/01/2029	1,850,000	1,881,394
5.000%, 02/15/2030	1,000,000	1,183,600

Bexar County Hospital District
5.000%, 02/15/2038	2,135,000	2,651,435

City of Fort Worth, TX
5.250%, 03/01/2036	1,800,000	2,123,442

City of San Antonio, TX
5.000%, 08/01/2037	5,015,000	6,358,970

City of San Antonio, TX Electric &
Gas Systems Revenue
5.000%, 02/01/2044	1,000,000	1,254,350

County of Bexar, TX
5.000%, 06/15/2039	1,265,000	1,552,294

County of Harris, TX
2.120%, 08/15/2035	1,020,000	966,593
5.000%, 08/15/2034	1,000,000	1,220,510

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

Texas – 14.86% (Cont.)

Dallas Area Rapid Transit
5.250%, 12/01/2031	$800,000	$1,131,144

El Paso Independent School District
5.000%, 08/15/2037	1,250,000	1,511,813

Grand Parkway Transportation Corp.
5.000%, 10/01/2038	2,000,000	2,497,600

Harris County-Houston
Sports Authority
5.000%, 11/15/2027	500,000	579,395

North East Independent
School District
5.250%, 02/01/2030	1,025,000	1,393,416
5.250%, 02/01/2035	1,000,000	1,467,760

North Texas Tollway Authority
0.000%, 09/01/2037 (d)	2,000,000	1,024,400
5.000%, 01/01/2043	1,500,000	1,832,520
8.910%, 02/01/2030	1,725,000	1,773,818

Socorro Independent School District
5.000%, 08/15/2039	2,000,000	2,450,840

State of Texas
5.500%, 08/01/2033	1,000,000	1,241,190

Tarrant County Cultural
Education Facilities Finance Corp.
3.875%, 11/15/2022	1,500,000	1,500,975
5.000%, 07/01/2036	1,500,000	1,864,815

Texas Municipal Gas
Acquisition & Supply Corp. I
6.250%, 12/15/2026	1,840,000	2,171,071

United Independent School District
5.000%, 08/15/2037	2,580,000	3,210,139
		48,976,514
Utah – 1.18%

County of Utah
5.000%, 05/15/2041	1,500,000	1,788,270

Utah Charter School
Finance Authority
5.000%, 10/15/2035	1,500,000	1,750,545
6.300%, 07/15/2032	335,000	362,212
		3,901,027
Vermont – 0.10%

Vermont Economic
Development Authority
5.000%, 05/01/2021	300,000	312,696

Washington – 4.62%

Chelan County Public
Utility District No. 1
0.000%, 06/01/2026 (d)	450,000	404,654

Port of Seattle, WA
5.000%, 04/01/2034	1,500,000	1,730,745

Spokane County
School District No. 81
5.000%, 12/01/2036	2,000,000	2,575,720

State of Washington
5.000%, 08/01/2039	5,000,000	6,289,850

Washington Health Care
Facilities Authority
5.000%, 10/01/2038	1,535,000	1,782,135

Washington State Convention
Center Public Facilities District
5.000%, 07/01/2048	2,000,000	2,436,800
		15,219,904
Wisconsin – 2.51%

County of Milwaukee, WI
Airport Revenue
5.000%, 12/01/2028	1,000,000	1,226,510

Plateville Redevelopment Authority
5.000%, 07/01/2022	450,000	472,608

Public Finance Authority
5.000%, 10/01/2044	1,000,000	1,223,260
5.000%, 07/01/2038	2,000,000	2,434,240
5.250%, 05/15/2037 (a)	500,000	569,760
9.000%, 12/01/2029 (a)(b)	1,000,000	1,010,130

Wisconsin Health & Educational
Facilities Authority
5.000%, 08/15/2034	1,100,000	1,347,709
		8,284,217
TOTAL MUNICIPAL BONDS
(Cost $299,175,976)		319,169,340

CORPORATE BONDS – 0.85%

Securities, Commodity Contracts,
and Other Financial Investments
and Related Activities – 0.32%

Low Income Investment Fund
3.711%, 07/01/2029	1,000,000	1,060,020

Hospitals – 0.53%

CommonSpirit Health
2.950%, 11/01/2022	1,725,000	1,757,171

TOTAL CORPORATE BONDS
(Cost $2,694,981)		2,817,191

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2019

	PRINCIPAL
	AMOUNT	VALUE

SHORT-TERM INVESTMENTS – 2.12%
First American Government
Obligations Fund –
Class X – 2.025% (c)	$6,979,720	$6,979,720

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,979,720)		6,979,720

Total Investments
(Cost $308,850,677) – 99.83%		328,966,251

Other Assets in Excess
of Liabilities – 0.17%		558,173

TOTAL NET ASSETS – 100.00%		$329,524,424

Percentages are stated as a percent of net assets.
(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(b)	Represents an illiquid security. The total market value of these securities were $2,174,150, representing 0.66% of net assets.
(c)	Seven day yield at August 31, 2019.
(d)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2019

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Investment Income
Interest income	$94,038,867	$9,368,442
Dividend income	409,126	—
Total Investment Income	94,447,993	9,368,442

Expenses
Advisory fees	12,648,097	1,066,786
Transfer agent fees and expenses	2,289,417	80,029
Administration and accounting fees	1,201,221	231,710
Federal and state registration fees	261,257	45,334
Reports to shareholders	190,043	17,734
Custody fees	131,971	14,855
Legal fees	72,114	13,431
Audit and tax fees	26,017	18,504
Distribution fees – Class C	13,632	—
Chief Compliance Officer fees	12,742	12,657
Trustees’ fees	8,139	8,139
Shareholder servicing fees – Class C	4,544	—
Distribution fees – Class A	4,378	53,276
Other expenses	28,942	7,099
Total Expenses	16,892,514	1,569,554
Expense recovery or (waiver) by Advisor (Note 4)	—	(49,664)
Net Expenses	16,892,514	1,519,890

Net Investment Income	77,555,479	7,848,552

Realized and Unrealized Gain on Investments
Net realized gain from:
Investments	15,519,285	1,413,953
Change in net unrealized appreciation from investments	104,022,848	18,485,408
Net Realized and Unrealized Gain on Investments	119,542,133	19,899,361

Net Increase in Net Assets from Operations	$197,097,612	$27,747,913

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Strategic Bond Fund

	Year Ended	Year Ended
	August 31, 2019	August 31, 2018
From Operations
Net investment income	$77,555,479	$53,747,565
Net realized gain (loss) from investments	15,519,285	(2,132,147)
Change in net unrealized appreciation (depreciation) from investments	104,022,848	(24,461,362)
Net increase in net assets from operations	197,097,612	27,154,056

From Distributions
Net dividends and distributions – Institutional Class	(85,755,546)	(62,058,773	)(3)
Net dividends and distributions – Class A(1)	(77,697)	—
Net dividends and distributions – Class C(2)	(70,290)	—
Net decrease in net assets resulting from distributions paid	(85,903,533)	(62,058,773)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	1,561,491,883	842,437,565
Proceeds from shares sold – Class A(1)	8,700,779	—
Proceeds from shares sold – Class C(2)	7,252,512	—
Shares issued in reinvestment of distributions declared –
Institutional Class	70,780,541	50,777,118
Shares issued in reinvestment of distributions declared – Class A(1)	69,711	—
Shares issued in reinvestment of distributions declared – Class C(2)	61,611	—
Cost for shares redeemed – Institutional Class(4)	(466,038,145)	(355,946,623)
Cost for shares redeemed – Class A(1)(5)	(1,372,813)	—
Cost for shares redeemed – Class C(2)(6)	(55,176)	—
Net increase in net assets from capital share transactions	1,180,890,903	537,268,060

Total Increase in Net Assets	1,292,084,982	502,363,343

Net Assets
Beginning of year	1,559,736,956	1,057,373,613
End of Year	$2,851,821,938	$1,559,736,956	(7)

(1)	Class A Shares commenced operations on January 2, 2019.
(2)	Class C Shares commenced operations on January 2, 2019.
(3)	Includes net investment income distributions of $62,058,773 for the Institutional Class shares.
(4)	Net of redemption fees of $213,584 and $103,634 for the year ended August 31, 2019 and the year ended August 31, 2018, respectively.
(5)	Net of redemption fees of $1,068 for the period ended August 31, 2019.
(6)	Net of redemption fees of $432 for the period ended August 31, 2019.
(7)	End of year net assets include accumulated undistributed net investment income of $177,804.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2019	August 31, 2018
From Operations
Net investment income	$7,848,552	$5,994,118
Net realized gain from investments	1,413,953	335,079
Change in net unrealized appreciation (depreciation) from investments	18,485,408	(5,257,811)
Net increase in net assets from operations	27,747,913	1,071,386

From Distributions
Net dividends and distributions – Institutional Class	(7,251,756)	(5,401,960)
Net dividends and distributions – Class A	(564,372)	(589,960)
Net decrease in net assets resulting from distributions paid	(7,816,128)	(5,991,920	)(1)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	133,246,607	79,707,511
Proceeds from shares sold – Class A	3,689,376	5,821,430
Shares issued in reinvestment of distributions declared – Institutional Class	5,653,643	3,988,100
Shares issued in reinvestment of distributions declared – Class A	468,848	509,069
Cost for shares redeemed – Institutional Class(2)	(58,351,076)	(43,190,079)
Cost for shares redeemed – Class A(3)	(6,246,615)	(8,478,763)
Net increase in net assets from capital share transactions	78,460,783	38,357,268

Total Increase in Net Assets	98,392,568	33,436,734

Net Assets
Beginning of year	231,131,856	197,695,122
End of Year	$329,524,424	$231,131,856	(4)

(1)	Includes net investment income distributions of $5,401,960, and $589,960 for the Institutional Class and Class A shares, respectively.
(2)	Net of redemption fees of $1,191 and $2,264 for the year ended August 31, 2019 and August 31, 2018, respectively.
(3)	Net of redemption fees of $122 and $201 for the year ended August 31, 2019 and August 31, 2018, respectively.
(4)	End of year net assets include accumulated undistributed net investment income of $13,117.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Institutional Class Shares

Net Asset Value, Beginning of Year	$22.21	$22.84	$22.98	$22.53	$22.91

Income/(loss) from investment operations:
Net investment income(1)	0.83	0.94	1.09	1.17	0.98
Net realized and unrealized gain/(loss) on investments(2)	1.07	(0.50)	0.05	0.46	(0.28)
Total from investment operations	1.90	0.44	1.14	1.63	0.70

Less distributions paid:
From net investment income	(0.89)	(1.07)	(1.28)	(1.19)	(1.08)
From net realized gain on investments	—	—	—	—	—
Total distributions paid	(0.89)	(1.07)	(1.28)	(1.19)	(1.08)

Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)

Net Asset Value, End of Year	$23.22	$22.21	$22.84	$22.98	$22.53

Total Return	8.79%	2.00%	5.20%	7.48%	3.13%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$2,836,855	$1,559,737	$1,057,374	$688,597	$164,375

Ratio of expenses to average net assets:	0.80%	0.81%	0.76%	0.79%	0.84%

Ratio of net investment income
to average net assets:	3.68%	4.19%	4.83%	5.14%	4.31%

Portfolio turnover rate	40.59%	37.99%	78.53%	45.58%	80.49%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

Period
Ended
August 31,
2019(1)
Class A Shares

Net Asset Value, Beginning of Period	$22.13

Income from investment operations:
Net investment income(2)	0.58
Net realized and unrealized gain on investments(3)	1.08
Total from investment operations	1.66

Less distributions paid:
From net investment income	(0.57)
From net realized gain on investments	—
Total distributions paid	(0.57)

Paid-in capital from redemption fees (Note 2)	0.01

Net Asset Value, End of Period	$23.23

Total Return(4)(5)	7.67%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$7,549

Ratio of expenses to average net assets(6)	1.05%

Ratio of net investment income to average net assets(6)	3.80%

Portfolio turnover rate(7)	40.59%

(1)	The Class A shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Based on net asset value, which does not reflect sales charge.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

Period
Ended
August 31,
2019(1)
Class C Shares

Net Asset Value, Beginning of Period	$22.13

Income/(loss) from investment operations:
Net investment income(2)	0.46
Net realized and unrealized gain on investments(3)	1.09
Total from investment operations	1.55

Less distributions paid:
From net investment income	(0.50)
From net realized gain on investments	—
Total distributions paid	(0.50)

Paid-in capital from redemption fees (Note 2)	0.00 (4)

Net Asset Value, End of Period	$23.18

Total Return(5)	7.10%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$7,418

Ratio of expenses to average net assets(6)	1.80%

Ratio of net investment income to average net assets(6)	3.04%

Portfolio turnover rate(7)	40.59%

(1)	The Class C shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Rounds to less than 0.5 cent per share.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Institutional Class Shares

Net Asset Value, Beginning of Year	$23.79	$24.34	$24.87	$23.26	$23.07

Income/(loss) from investment operations:
Net investment income(1)	0.72	0.67	0.62	0.57	0.61
Net realized and unrealized gain/(loss) on investments	1.69	(0.55)	(0.53)	1.59	0.18
Total from investment operations	2.41	0.12	0.09	2.16	0.79

Less distributions paid:
From net investment income	(0.71)	(0.67)	(0.61)	(0.55)	(0.60)
From net realized gain on investments	—	—	(0.01)	—	—
Total distributions paid	(0.71)	(0.67)	(0.62)	(0.55)	(0.60)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$25.49	$23.79	$24.34	$24.87	$23.26

Total Return	10.31%	0.46%	0.50%	9.43%	3.41%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$307,384	$208,325	$172,201	$129,466	$63,257

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	0.57%	0.60%	0.66%	0.73%	0.86%
After waiver and expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement	2.94%	2.76%	2.50%	2.16%	2.30%
After waiver and expense reimbursement	2.96%	2.81%	2.61%	2.34%	2.61%

Portfolio turnover rate	35.29%	28.49%	42.53%	13.66%	31.83%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2019	2018	2017	2016	2015
Class A Shares

Net Asset Value, Beginning of Year	$23.81	$24.36	$24.91	$23.30	$23.09

Income/(loss) from investment operations:
Net investment income(1)	0.66	0.61	0.56	0.50	0.55
Net realized and unrealized gain/(loss) on investments	1.69	(0.55)	(0.53)	1.60	0.17
Total from investment operations	2.35	0.06	0.03	2.10	0.72

Less distributions paid:
From net investment income	(0.65)	(0.61)	(0.57)	(0.51)	(0.54)
From net realized gain on investments	—	—	(0.01)	—	—
Total distributions paid	(0.65)	(0.61)	(0.58)	(0.51)	(0.54)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.02	0.03

Net Asset Value, End of Year	$25.51	$23.81	$24.36	$24.91	$23.30

Total Return(3)	10.02%	0.25%	0.24%	9.20%	3.29%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$22,141	$22,807	$25,495	$31,744	$10,476

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	0.82%	0.85%	0.80%	0.85%	1.10%
After waiver and expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%

Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement	2.69%	2.50%	2.34%	2.02%	2.05%
After waiver and expense reimbursement	2.71%	2.55%	2.34%	2.07%	2.35%

Portfolio turnover rate	35.29%	28.49%	42.53%	13.66%	31.83%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
(3)	Based on net asset value, which does not reflect sales charge.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2019

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”), and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Strategic Bond Fund is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Institutional Class shares of the Strategic Bond Fund commenced investment operations on September 1, 2010. The Class A and Class C shares of the Strategic Bond Fund commenced investment operations on January 2, 2019. The Municipal Bond Fund commenced investment operations on June 30, 2011 and September 28, 2012 for the Institutional Class and Class A shares, respectively. Effective January 2, 2019, the Retail Class shares of the Municipal Bond Fund were redesignated as Class A shares. Class A shares are subject to an initial maximum sales charge of 2.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution and service fee. Class C shares are subject to a 1.00% Rule 12b-1 distribution and service fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (the “Adviser”), the Funds’ investment adviser. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield to maturity method. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security will be valued at its fair value.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, Fair Value Measurements and Disclosures Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2019

each class of investments. These inputs are summarized in the three broad levels listed below:

»	Level 1: Quoted prices in active markets for identical securities.
»	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
»	Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2019:

Performance Trust Strategic Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income:
Asset Backed
Securities	$—	$166,034,539	$—	$166,034,539
Collateralized
Loan
Obligations	—	128,017,806	—	128,017,806
Corporate
Bonds	—	204,247,439	—	204,247,439
Non – Agency
Residential
Mortgage
Backed
Securities	—	713,549,573	—	713,549,573
Non – Agency
Commercial
Mortgage
Backed
Securities	—	520,731,093	—	520,731,093
Agency
Commercial
Mortgage
Backed
Securities	—	156,642,232	—	156,642,232
Municipal
Bonds	—	734,444,785	—	734,444,785
US
Government
Note/Bond	—	25,322,754	—	25,322,754
US
Government
Treasury Bills	—	89,758,876	—	89,758,876
Total Fixed
Income	—	2,738,749,097	—	2,738,749,097
Equity:
Closed-End
Mutual
Funds	7,294,104	—	—	7,294,104
Total Equity	7,294,104	—	—	7,294,104
Short-Term
Investments	103,325,266	—	—	103,325,266
Total
Investments
in Securities	$110,619,370	$2,738,749,097	$—	$2,849,368,467

Performance Trust Municipal Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income:
Municipal
Bonds	$—	$319,169,340	$—	$319,169,340
Corporate
Bonds	—	2,817,191	—	2,817,191
Total Fixed
Income	—	321,986,531	—	321,986,531
Short-Term
Investments	6,979,720	—	—	6,979,720
Total
Investments
in Securities	$6,979,720	$321,986,531	$—	$328,966,251

The Funds did not hold any Level 3 securities during the year ended August 31, 2019.

The Funds did not hold any financial derivative instruments during the year ended August 31, 2019.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2019, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2019, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2016.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2019

distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 2.00% redemption fee on shares redeemed within sixty days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of a Fund’s daily NAV calculation. For the year ended August 31, 2019, redemption fees of $215,084 and $1,313 were collected for the Strategic Bond Fund and Municipal Bond Fund, respectively.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Class A shares of the Funds and 0.75% of average daily net assets of the Class C shares of the Strategic Bond Fund. Shareholder servicing fees are expensed at 0.25% of average daily net assets of Class C shares of the Strategic Bond Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the basis of identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts, premiums and interest only strips are accreted or amortized over the expected life of the respective securities using the constant yield method. Gains and losses on principal payments and short-falls of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

3.	Federal Tax Matters
The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018 was as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2019	AUGUST 31, 2018
Ordinary Income	$85,903,533	$62,058,773
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	—

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2019	AUGUST 31, 2018
Ordinary Income	$349,527	$6,020
Tax-Exempt Income	7,466,601	5,985,900
Long-Term Capital Gain	—	—

As of August 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
Cost basis of investments for federal
income tax purposes	$2,752,628,622
Gross tax unrealized appreciation	$126,039,683
Gross tax unrealized depreciation	(29,299,838)
Net tax unrealized appreciation	96,739,845
Undistributed ordinary income	2,537,641
Undistributed long-term capital gain	—
Total distributable earnings	2,537,641
Other accumulated losses	(17,972,811)
Total accumulated gains	$81,304,675

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$308,850,677
Gross tax unrealized appreciation	$20,382,499
Gross tax unrealized depreciation	(266,925)
Net tax unrealized appreciation	20,115,574
Undistributed tax-exempt income	45,541
Undistributed long-term capital gain	1,049,340
Total distributable earnings	1,094,881
Other accumulated losses	—
Total accumulated gains	$21,210,455

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments and non-REIT return of capital.

At August 31, 2019, the Strategic Bond Fund had short-term capital loss carryovers of $17,971,713. These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Strategic Bond Fund realizes future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryovers.  During the year ended August 31, 2019, short-term capital loss carryovers of $4,267,003 and $364,613 were utilized by the Strategic Bond Fund and Municipal Bond Fund, respectively. During the year ended August 31, 2019, long-term capital loss carryovers of $536,307 were utilized by the Strategic Bond Fund.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2019

net assets or NAV per share. For the year ended August 31, 2019, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Total distributable
earnings	$—	$—
Paid in capital	$—	$—

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Strategic Bond Fund and 0.40% for the Municipal Bond Fund of the respective Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses at least through December 29, 2020 at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the total annual Fund operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.95% and 0.55% (the “Expense Limitation Cap”) of the average daily net assets of the Strategic Bond Fund and Municipal Bond Fund, respectively.  Prior to December 29, 2017, the Adviser had agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses exclusive of interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest on short positions, brokerage commissions, and extraordinary expenses), did not exceed 0.95%, 0.55% and 0.80% of the average daily net assets of the Strategic Bond Fund and Municipal Bond Fund – Institutional Class and Class A shares, respectively.  For the year ended August 31, 2019, expenses of $45,507 for the Municipal Bond Fund – Institutional Class, and $4,157 for the Municipal Bond Fund – Class A were waived by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of up to three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal year ending:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2020	$—	$154,601
August 31, 2021	$—	$100,645
August 31, 2022	$—	$49,664

5.	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Funds, which authorize the Funds to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class A shares and 0.75% of the Strategic Bond Fund’s average daily net assets for Class C shares, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Strategic Bond Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the year ended August 31, 2019, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

		Shareholder
	12b-1 Fees	Servicing Fees
Strategic Bond Fund
Class A	$4,378	N/A
Class C	$13,632	$4,544
Municipal Bond Fund
Class A	$53,276	N/A

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. Fund Services performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  Fees incurred for the year ended August 31, 2019, and owed as of August 31, 2019, are as follows:

Administration
and Accounting	Incurred		Owed
Strategic Bond Fund	$1,201,221		$248,254
Municipal Bond Fund	$231,710		$41,264

Transfer Agency	Incurred		Owed
Strategic Bond Fund	$545,424	(1)	$109,206	(1)
Municipal Bond Fund	$80,029		$13,997

(1) This amount does not include sub-transfer agency fees.

Custody	Incurred		Owed
Strategic Bond Fund	$131,971		$26,489
Municipal Bond Fund	$14,855		$2,916
The Funds each have a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2019

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2019, and owed as of August 31, 2019, are as follows:

	Incurred	Owed
Strategic Bond Fund	$12,742	$2,135
Municipal Bond Fund	$12,657	$2,077

7.	Capital Share Transactions
Transactions in shares of the Funds were as follows:

STRATEGIC BOND FUND – INSTITUTIONAL CLASS

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2019	AUGUST 31, 2018
Shares sold	69,620,617	37,515,273
Shares issued
to holders in
reinvestment
of distributions	3,148,637	2,268,381
Shares redeemed	(20,820,292)	(15,858,330)
Net increase	51,948,962	23,925,324

STRATEGIC BOND FUND – CLASS A

		PERIOD ENDED
		AUGUST 31, 2019(1)
Shares sold		381,918
Shares issued
to holders in
reinvestment
of distributions		3,049
Shares redeemed		(60,032)
Net increase		324,935

(1) The Class A shares commenced operations on January 2, 2019.

STRATEGIC BOND FUND – CLASS C

PERIOD ENDED
AUGUST 31, 2019(1)
Shares sold	319,782
Shares issued
to holders in
reinvestment
of distributions	2,701
Shares redeemed	(2,431)
Net increase	320,052

(1) The Class C shares commenced operations on January 2, 2019.

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2019	AUGUST 31, 2018
Shares sold	5,494,023	3,319,588
Shares issued
to holders in
reinvestment
of distributions	232,279	166,951
Shares redeemed	(2,422,921)	(1,805,588)
Net increase	3,303,381	1,680,951

MUNICIPAL BOND FUND – CLASS A

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2019	AUGUST 31, 2018
Shares sold	151,464	242,566
Shares issued
to holders in
reinvestment
of distributions	19,320	21,279
Shares redeemed	(260,682)	(352,651)
Net decrease	(89,898)	(88,806)

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2019, are summarized below.

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$188,763,207	$—
Other	1,682,478,636	168,449,755
Sales
U.S. Government	$91,605,850	$—
Other	723,874,516	91,238,734

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2019, UBS, Inc., for the benefit of its customers, held 31.29% of the Strategic Bond Fund’s outstanding Class A shares. At August 31, 2019, National Financial Services Corp. and Charles Schwab & Company, Inc., for the benefit of its customers, held 29.11% and 25.79%, respectively, of the Municipal Bond Fund’s outstanding Institutional Class shares. At August 31, 2019, National Financial Services Corp. and Charles Schwab & Company, Inc., for the benefit of its customers, held 57.62% and 27.35%, respectively, of the Municipal Bond Fund’s outstanding Class A shares.

10.	Line of Credit

At August 31, 2019, the Strategic Bond Fund and the Municipal Bond Fund each had a line of credit which matures on August 8, 2020 with a maximum borrowing equal to the lesser of $200,000,000 and $30,000,000, respectively, or 20% and 33.33%, respectively, of the fair value of unencumbered assets of each Fund. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds’ securities serve as collateral for the lines of credit. The credit facility is with the Funds’ custodian, US Bank. Interest will be accrued at the prime rate (5.25% as of August 31, 2019). The Funds did not utilize their lines of credit during the year ended August 31, 2019.

The Funds did not have any outstanding balances on the lines of credit at August 31, 2019.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2019

11.	New Accounting Pronouncement

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended August 31, 2019.

12.	Subsequent Events
On September 27, 2019, the Funds declared and paid distributions from ordinary income to shareholders of record as of September 26, 2019, as follows:

Ordinary
Income
Strategic Bond Fund
Institutional Class	$8,812,417
Class A	$25,037
Class C	$22,150
Municipal Bond Fund
Institutional Class	$647,250
Class A	$42,141

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Performance Trust Mutual Funds and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds, comprising Performance Trust Strategic Bond Fund and the Performance Trust Municipal Bond Fund (the “Funds”), each a series of Trust for Professional Managers, as of August 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of August 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2019

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»  information we receive about you on applications or other forms;

»  information you give us orally; and

»  information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

EXPENSE EXAMPLE
Period Ended August 31, 2019

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charge (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution 12b-1 and service fees (Class A and Class C shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/19 – 8/31/19).

Actual Expenses
The first line of the following tables provides information about actual account values and actual expenses for each Fund.  If you purchase Class A shares of a Fund you will pay an initial sales charge of 2.25% when you invest. The tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of a Fund within 60 days of the purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2019 –
INSTITUTIONAL CLASS	MARCH 1, 2019	AUGUST 31, 2019	AUGUST 31, 2019*
Actual	$1,000.00	$1,067.00	$4.22
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.12	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2019 –
CLASS A	MARCH 1, 2019	AUGUST 31, 2019	AUGUST 31, 2019*
Actual	$1,000.00	$1,066.40	$5.52
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.86	$5.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2019 –
CLASS C	MARCH 1, 2019	AUGUST 31, 2019	AUGUST 31, 2019*
Actual	$1,000.00	$1,061.80	$9.41
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.08	$9.20

*	Expenses are equal to the Fund’s annualized expense ratio of 1.81%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

EXPENSE EXAMPLE (CONT.)
Period Ended August 31, 2019

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2019 –
INSTITUTIONAL CLASS	MARCH 1, 2019	AUGUST 31, 2019	AUGUST 31, 2019**
Actual	$1,000.00	$1,075.20	$2.88
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.43	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2019 –
CLASS A	MARCH 1, 2019	AUGUST 31, 2019	AUGUST 31, 2019**
Actual	$1,000.00	$1,073.80	$4.18
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on July 22, 2019 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”) and the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and PT Asset Management, LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 13, 2019 (the “June 13, 2019 meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2020.

DISCUSSION OF FACTORS CONSIDERED
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of G. Michael Plaiss, co-portfolio manager for the Performance Trust Strategic Bond Fund and the Performance Trust Municipal Bond Fund, Anthony J. Harris, co-portfolio manager for the Performance Trust Strategic Bond Fund, and Jason D. Appleson, co-portfolio manager for the Performance Trust Municipal Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met telephonically with the Adviser during a Board meeting to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of each Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2019. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Institutional Class shares of each Fund on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Aggregate Bond Index for the Performance Trust Strategic Bond Fund and the Bloomberg Barclays Municipal Bond Index for the Performance Trust Municipal Bond Fund) and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end multi-sector bond funds for the Performance Trust Strategic Bond Fund and a peer group of U.S. open-end municipal national intermediate funds for the Performance Trust Municipal Bond Fund) (each a “Morningstar Peer Group”). The Trustees noted the Adviser’s representation that it does not calculate composite performance for its separately-managed accounts and as such the Adviser could not provide composite performance information for those accounts.

The Trustees noted the performance for the Institutional Class shares of the Performance Trust Strategic Bond Fund for the one-year, three-year and five-year periods ended April 30, 2019 was above the Morningstar Peer Group median, but was below the Morningstar Peer Group median for the year-to-date period ended April 30, 2019. The Trustees also noted that for the one-year, three-year, five-year and since inception periods ended March 31, 2019, the Institutional Class shares of the Performance Trust Strategic Bond Fund outperformed the Bloomberg Barclays Aggregate Bond Index, but for the quarter ended March 31, 2019, the Institutional Class shares of the Performance Trust Strategic Bond Fund underperformed the Index.

The Trustees noted the performance for the Institutional Class shares of the Performance Trust Municipal Bond Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2019 ranked above the Morningstar Peer Group median, and for both the year-to-date and one-year periods, was the best performing fund in the Morningstar Peer

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

Group. The Trustees noted for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2019, the Institutional Class shares of the Performance Trust Municipal Bond Fund outperformed the Bloomberg Barclays Municipal Bond Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser with respect to the Performance Trust Municipal Bond Fund.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided subsidies for the Funds’ operations beginning with each Fund’s inception and had not fully recouped those subsidies for the Performance Trust Municipal Bond Fund. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser with respect to the Performance Trust Municipal Bond Fund, as well as the Funds’ brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 13, 2019 meeting and the July 22, 2019 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Performance Trust Strategic Bond Fund’s contractual management fee of 0.60% was above its Morningstar Peer Group average of 0.58%. The Trustees observed that the Performance Trust Strategic Bond Fund was operating below its expense cap of 0.95% for Institutional Class shares. The Trustees noted the Performance Trust Strategic Bond Fund’s total expense ratio of 0.79% for Institutional Class shares was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.58%. The Trustees then compared the fees paid by the Performance Trust Strategic Bond Fund to fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees noted that the Performance Trust Municipal Bond Fund’s contractual management fee of 0.40% was above the Morningstar Peer Group average of 0.38%. The Trustees observed that the Performance Trust Municipal Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.55% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.51%. The Trustees then compared the fees paid by the Performance Trust Municipal Bond Fund to fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Funds were not yet profitable to the Adviser after accounting for marketing and distribution expenses, the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Performance Trust Municipal Bond Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed fee waivers and expense reimbursements by the Adviser as applicable to the Performance Trust Municipal Bond Fund. The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser represented that it will continue to review the fee structures and evaluate circumstances that may warrant a breakpoint in the fee structures. With respect to the Adviser’s fee structures and any applicable expense waivers, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and each of the Funds at the Fund’s current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage practices of the Adviser with respect to the Funds. The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS
The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2020 as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

ADDITIONAL INFORMATION
(Unaudited)

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

INDEPENDENT TRUSTEES
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Independent Trustees
Michael D.	Trustee	Indefinite Term;	28	Professor Emeritus,	Independent
Akers, Ph.D.		Since August 22,		Department of Accounting	Trustee, USA
615 E. Michigan St.		2001		(June 2019–present);	MUTUALS (an
Milwaukee, WI				Professor, Department of	open-end
53202				Accounting (2004–2019);	investment
Year of Birth: 1955				Chair, Department of	company with two
				Accounting (2004–2017),	portfolios).
Marquette University.

Gary A. Drska	Trustee	Indefinite Term;	28	Pilot, Frontier/Midwest	Independent
615 E. Michigan St.		Since August 22,		Airlines, Inc. (airline company)	Trustee, USA
Milwaukee, WI		2001		(1986–present).	MUTUALS (an
53202					open-end
Year of Birth: 1956					investment
company with two
portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	28	Retired (2011–present);	Independent
615 E. Michigan St.		Since October 23,		Managing Director, Chief	Trustee, Gottex
Milwaukee, WI		2009		Administrative Officer (“CAO”)	Trust (an open-end
53202				and Chief Compliance Officer	investment
Year of Birth: 1943				(“CCO”), Granite Capital	company)
				International Group, L.P.	(2010–2016);
				(an investment management	Independent
				firm) (1994–2011).	Manager, Ramius
IDF fund complex
(two closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment fund
complex (three
closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Alternatives
fund complex (three
closed-end
investment
companies)
(2010–2015).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Interested Trustee and Officers
Joseph C.	Chairperson	Indefinite Term;	28	President (2017–present),	Trustee, Buffalo
Neuberger*	and Trustee	Since August 22,		Chief Operating Officer	Funds (an open-end
615 E. Michigan St.		2001		(2016–present), Executive	investment
Milwaukee, WI				Vice President (1994–2017),	company) (2003–
53202				U.S. Bancorp	2017); Trustee,
Year of Birth: 1962				Fund Services, LLC.	USA MUTUALS
(an open-end
investment
company)
(2001–2018).

John P. Buckel	President	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and Principal	Since January 24,		Fund Services, LLC
Milwaukee, WI	Executive	2013		(2004–present).
53202	Officer
Year of Birth: 1957

Jennifer A. Lima	Vice President,	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Since January 24,		Fund Services, LLC
Milwaukee, WI	and Principal	2013		(2002–present).
53202	Financial and
Year of Birth: 1974	Accounting
Officer

Elizabeth B. Scalf	Chief	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Since July 1,		U.S. Bancorp Fund
Milwaukee, WI	Officer, Vice	2017		Services, LLC
53202	President and			(February 2017– present);
Year of Birth: 1985	Anti-Money			Vice President and
	Laundering			Assistant CCO, Heartland
	Officer			Advisors, Inc. (December
2016–January 2017);
Vice President and CCO,
Heartland Group, Inc.
(May 2016–November 2016);
Vice President, CCO and
Senior Legal Counsel
(May 2016–November 2016),
Assistant CCO and Senior
Legal Counsel (January
2016–April 2016), Senior
Legal and Compliance
Counsel (2013–2015),
Heartland Advisors, Inc.

Jay S. Fitton	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since July 22,		U.S. Bancorp Fund
Milwaukee, WI		2019		Services, LLC
53202				(2019–present); Partner,
Year of Birth: 1970				Practus, LLP (2018–2019);
Counsel, Drinker Biddle &
Reath LLP (2016–2018);
Counsel, Huntington
Bancshares Inc. (2011-2015).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC who acts as principal underwriter for several series of the Trust, but not the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Officers
Kelly A. Burns	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since April 23,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2011–present).
Year of Birth: 1987

Melissa Aguinaga	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since July 1,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2010–present).
Year of Birth: 1987

Laura A. Carroll	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since August 20,		U.S. Bancorp Fund
Milwaukee, WI		2018		Services, LLC
53202				(2007–present).
Year of Birth: 1985

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX)

(This Page Intentionally Left Blank.)

Investment Adviser
PT Asset Management, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
www.PTAM.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$34,500	$36,000
Audit-Related Fees	0	0
Tax Fees	6,000	6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date: 10/30/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date: 10/30/2019

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date: 10/30/2019

* Print the name and title of each signing officer under his or her signature.